This is filed pursuant to Rule 497(c).
File Nos. 2-48227 and 811-02383.

                           THE ALLIANCE BOND FUNDS
_______________________________________________________________________________

P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
FOR LITERATURE: TOLL FREE (800) 227-4618

PROSPECTUS AND APPLICATION

NOVEMBER 1, 1995

U.S. GOVERNMENT FUNDS                 GLOBAL BOND FUNDS
-ALLIANCE SHORT-TERM U.S.             -ALLIANCE NORTH AMERICAN
  GOVERNMENT FUND                       GOVERNMENT INCOME TRUST
-U.S. GOVERNMENT                      -ALLIANCE GLOBAL DOLLAR
  PORTFOLIO                             GOVERNMENT FUND

MORTGAGE FUNDS                        CORPORATE BOND FUND
-ALLIANCE MORTGAGE                    -CORPORATE BOND PORTFOLIO
  STRATEGY TRUST
-ALLIANCE MORTGAGE SECURITIES
  INCOME FUND

MULTI-MARKET FUNDS
-ALLIANCE WORLD INCOME TRUST
-ALLIANCE SHORT-TERM
  MULTI-MARKET TRUST
-ALLIANCE MULTI-MARKET
  STRATEGY TRUST


TABLE OF CONTENTS                                  PAGE
-------------------------------------------------------
The Funds at a Glance                                 2
Expense Information                                   4
Financial Highlights                                  7
Glossary                                             13
Description of the Funds                             14
  Investment Objectives and Policies                 14
  Additional Investment Practices                    20
  Certain Fundamental Investment Policies            31
  Risk Considerations                                32
Purchase and Sale of Shares                          37
Management of the Funds                              39
Dividends, Distributions and Taxes                   41
General Information.                                 42
Appendix A: Bond Ratings                            A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                              B-1


Adviser
Alliance Capital Management L.P.
1345 Avenue Of The Americas
New York, New York 10105



The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Funds invest in mortgage-related securities, while the Multi-Market Funds diversify their investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Fund invests primarily in corporate debt securities.

Each fund or portfolio (each a 'Fund') is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A 'Statement of Additional Information' for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or 'Literature' telephone number.

Each Fund offers three classes of shares that may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the 'Class A shares'), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the 'Class B shares'), or (iii) without any initial or contingent deferred sales charge (the 'Class C shares'), except that Alliance World Income Trust offers only one class of shares which may be purchased at a price equal to its net asset value without any initial or contingent deferred sales charge. See 'Purchase and Sale of Shares.'

AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY

R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


1



THE FUNDS AT A GLANCE
The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ('Alliance'), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 104 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $140 billion in assets under management as of September 30, 1995. Alliance provides investment management services to 29 of the FORTUNE 100 companies.

U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.


U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.

INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States.


MORTGAGE FUNDS

MORTGAGE STRATEGY TRUST
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality.

INVESTS PRIMARILY IN . . . A diversified portfolio of adjustable and fixed-rate mortgage-related securities that are U.S. Government securities or rated AAA by S&P or Aaa by Moody's or, if not rated, are of equivalent investment quality. The Fund's portfolio is structured to achieve low volatility of net asset value approximating that of a portfolio investing exclusively in two-year U.S. Treasury securities.

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.

INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.


MULTI-MARKET FUNDS

WORLD INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund maintains at least 35% of its net assets in U.S. Dollar-denominated securities.

SHORT-TERM MULTI-MARKET TRUST
SEEKS . . . The highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities.

MULTI-MARKET STRATEGY TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso, and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


2



GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


CORPORATE BOND FUND

CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will attempt to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

INVESTS PRIMARILY IN . . . A diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.


A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Funds and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See 'Description of the Funds-Additional Investment Practices' and '-Risk Considerations.'

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund (except WORLD INCOME) can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see 'Purchase and Sale of Shares.' In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24 HOUR INFORMATION

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY

R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3



                              EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund, other than WORLD INCOME, and annual operating expenses for each class of shares of each Fund. WORLD INCOME, which has only one class of shares, has no sales charge on purchases or reinvested dividends, deferred sales charge, redemption fee or exchange fee. For each Fund, the 'Examples' below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.


                                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                 --------------  --------------  --------------
Maximum sales charge imposed
  on purchases (as a percentage
  of offering price)                 4.25%(a)         None            None
Sales charge imposed on dividend
  reinvestments                       None            None            None
Deferred sales charge(as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower)                 None            3.0%            None
                                                   during the
                                                   first year,
                                                 decreasing 1.0%
                                                 annually to 0%
                                                   after the
                                                  third year (b)
Exchange fee                          None            None            None
_______________________________________________________________________________

(A) REDUCED FOR LARGER PURCHASES. SEE 'PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES' -PAGE 37.
(B) CLASS B SHARES OF EACH FUND AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE 'PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES' -PAGE 37.


                   ANNUAL OPERATING EXPENSES                                              EXAMPLES
--------------------------------------------------------------   -------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT        CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees(b)(after
  waiver)                           None      None      None     After 1 year       $ 56      $ 51      $ 21      $ 21
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 85      $ 76      $ 66      $ 66
Other expenses(a)(b)(after                                       After 5 years      $116      $113      $113      $113
  reimbursement)                   1.10%     1.10%     1.10%     After 10 years     $203      $209      $209      $243
Total fund operating
  expenses(b)                      1.40%     2.10%     2.10%

U.S. GOVERNMENT                   CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .53%      .53%      .53%     After 1 year       $ 52      $ 47      $ 17      $ 17
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 73      $ 64      $ 54      $ 54
Other expenses(a)                   .18%      .19%      .18%     After 5 years      $ 96      $ 93      $ 93      $ 93
Total fund operating                                             After 10 years     $161      $167      $167      $202
  expenses                         1.01%     1.72%     1.71%

MORTGAGE STRATEGY                 CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .65%      .65%      .65%     After 1 year       $ 61      $ 57      $ 27      $ 27
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $101      $ 93      $ 83      $ 83
Other expenses                                                   After 5 years      $143      $141      $141      $142
  Interest expense                  .65%      .66%      .69%     After 10 years     $259      $266      $266      $301
  Other operating expenses(a)       .34%      .35%      .34%
Total other expenses                .99%     1.01%     1.03%
Total fund operating expenses(h)   1.94%     2.66%     2.68%

MORTGAGE SECURITIES INCOME        CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .51%      .51%      .51%     After 1 year       $ 57      $ 52      $ 22      $ 22
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 87      $ 78      $ 68      $ 68
Other expenses                                                   After 5 years      $119      $117      $117      $116
  Interest expense                  .43%      .43%      .43%     After 10 years     $211      $217      $217      $250
  Other operating expenses(a)       .23%      .24%      .23%
Total other expenses                .66%      .67%      .66%
Total fund operating expenses(i)   1.47%     2.18%     2.17%



PLEASE REFER TO THE FOOTNOTES ON PAGE 5.


4



                 ANNUAL OPERATING EXPENSES                                             EXAMPLES
--------------------------------------------------------------    -------------------------------------------------------
WORLD INCOME
Management fees(c)(after waiver)               .49%               After 1 year                  $19
12b-1 fees(c)(after waiver)                    .68%               After 3 years                 $60
Other expenses(a)                              .73%               After 5 years                $103
Total fund operating expenses(c)              1.90%               After 10 years               $222

SHORT-TERM MULTI-MARKET            CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees                      .55%      .55%      .55%     After 1 year       $ 55      $ 50      $ 20      $ 20
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 82      $ 73      $ 63      $ 62
Other expenses(a)                    .44%      .45%      .43%     After 5 years      $110      $108      $108      $107
Total fund operating expenses       1.29%     2.00%     1.98%     After 10 years     $192      $198      $198      $231

MULTI-MARKET STRATEGY              CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees                      .60%      .60%      .60%     After 1 year       $ 58      $ 53      $ 23      $ 23
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 91      $ 82      $ 72      $ 72
Other expenses                                                    After 5 years      $125      $123      $123      $123
  Interest expense                   .07%      .07%      .07%     After 10 years     $223      $230      $230      $264
  Other operating expenses(a)        .62%      .63%      .63%
Total other expenses                 .69%      .70%      .70%
Total fund operating expenses(d)    1.59%     2.30%     2.30%

NORTH AMERICAN
GOVERNMENT INCOME                  CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(e)                   .65%      .65%      .65%     After 1 year       $ 69      $ 64      $ 34      $ 34
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $123      $114      $104      $104
Other expenses                                                    After 5 years      $179      $177      $177      $177
  Interest expense                  1.16%     1.15%     1.15%     After 10 years     $333      $338      $338      $368
  Other operating expenses(a)        .59%      .60%      .60%
Total other expenses                1.75%     1.75%     1.75%
Total fund operating expenses(f)    2.70%     3.40%     3.40%

GLOBAL DOLLAR GOVERNMENT           CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(g)                   .75%      .75%      .75%     After 1 year       $ 61      $ 57      $ 27      $ 27
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $101      $ 92      $ 82      $ 82
Other expenses(a)                                                 After 5 years      $142      $140      $140      $140
                                     .88%      .89%      .88      After 10 years     $258      $264      $264      $296
Total fund operating expenses       1.93%     2.64%     2.63%

CORPORATE BOND                     CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(h)                   .63%      .63%      .63%     After 1 year       $ 55      $ 50      $ 20      $ 20
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 80      $ 72      $ 62      $ 61
Other expenses(a)                    .32%      .36%      .32%     After 5 years      $108      $107      $107      $105
Total fund operating expenses       1.25%     1.99%     1.95%     After 10 years     $187      $195      $195      $227


+ ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.
++ ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.
(A) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE, BASED ON A FIXED DOLLAR AMOUNT CHARGED TO THE FUND FOR EACH SHAREHOLDER'S ACCOUNT. NET OF VOLUNTARY
(B) FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES
     WOULD HAVE BEEN 2.86% FOR CLASS A, 2.78% FOR CLASS B AND 2.68% FOR CLASS
     C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 3.71% FOR CLASS A, 4.33% FOR CLASS B AND 4.23% FOR CLASS C.
(C) NET OF VOLUNTARY FEE WAIVERS. ABSENT SUCH WAIVERS, ANNUALIZED MANAGEMENT FEES WOULD HAVE BEEN .65%, ANNUALIZED RULE 12B-1 FEES WOULD HAVE BEEN
     .90% AND ANNUALIZED TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.28%.
(D) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.52%, FOR CLASS B, 2.23% AND FOR CLASS C, 2.23%.
(E) REPRESENTS .65 OF 1% OF THE AVERAGE DAILY VALUE OF THE FUND'S ADJUSTED TOTAL NET ASSETS.
(F) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.54%, FOR CLASS B, 2.25% AND FOR CLASS C, 2.25%.
(G) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.29%, FOR CLASS B, 2.00%, FOR CLASS C, 1.99%.
(H) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.04%, FOR CLASS B, 1.75%, FOR CLASS C, 1.74%.


5



The purpose of the tables on pages 4 and 5 is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See 'Management of the Funds-Distribution Services Agreements.' The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME, 'interest expense' represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See 'Risk Considerations-Effects of Borrowing.' Excluding interest expense, total fund operating expenses of each of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME would be lower (see notes (e) and (g) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The management fee rate of GLOBAL DOLLAR GOVERNMENT is higher than that paid by most other investment companies, but Alliance believes the fee is comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED
REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


6

                             FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for SHORT-TERM U.S. GOVERNMENT has been audited by Price Waterhouse LLP, the independent accountants for the Fund, and for U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND has been audited by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the 'Literature' telephone number shown on the cover of this Prospectus.


7



                                                     NET         NET
                                NET              REALIZED AND  INCREASE
                               ASSET        NET   UNREALIZED  (DECREASE)    DIVIDENDS  DISTRIBUTIONS
                               VALUE   INVESTMENT     GAIN    IN NET ASSET   FROM NET    FROM NET
                            BEGINNING     INCOME   (LOSS) ON   VALUE FROM   INVESTMENT    REALIZED
FISCAL YEAR OR PERIOD       OF PERIOD     (LOSS)  INVESTMENTS  OPERATIONS     INCOME       GAINS
---------------------       ---------  ---------- ----------- ------------ ----------- -------------

SHORT-TERM U.S. GOVERNMENT
CLASS A
Year Ended 8/31/95            $9.67        $.42        $.05        $.47       $(.41)      $0.00
Period Ended 8/31/94**         9.77         .14        (.09)        .05        (.12)       0.00
Year Ended 4/30/94            10.22         .35        (.29)        .06        (.42)       0.00
5/4/92+ to 4/30/93            10.00         .46         .34         .80        (.46)       (.12)

CLASS B
Year Ended 8/31/95            $9.78        $.36        $.04        $.40       $(.34)      $0.00
Period Ended 8/31/94**         9.88         .10        (.07)        .03        (.11)       0.00
Year Ended 4/30/94            10.31         .40        (.39)        .01        (.35)       0.00
5/4/92+ to 4/30/93            10.00         .38         .33         .71        (.38)       (.02)

CLASS C
Year Ended 8/31/95            $9.77        $.34        $.06        $.40       $(.34)      $0.00
Period Ended 8/31/94**         9.87         .10        (.07)        .03        (.11)       0.00
8/2/93++ to 4/30/94           10.34         .26        (.42)       (.16)       (.25)       0.00

U.S. GOVERNMENT
CLASS A
Year Ended 6/30/95            $7.84        $.64        $.13)       $.77       $(.65)      $0.00
Year Ended 6/30/94             8.64         .65        (.80)       (.15)       (.65)       0.00
Year Ended 6/30/93             8.34         .69         .29         .98        (.68)       0.00
Year Ended 6/30/92             8.01         .70         .35        1.05        (.72)       0.00
Year Ended 6/30/91             8.14         .81        (.11)        .70        (.83)       0.00
Year Ended 6/30/90             8.49         .86        (.38)        .48        (.83)       0.00
Year Ended 6/30/89             8.51         .89        (.03)        .86        (.88)       0.00
Year Ended 6/30/88             8.90         .93        (.39)        .54        (.93)       0.00
Year Ended 6/30/87             9.24         .98        (.34)        .64        (.98)       0.00
12/1/85+ to 6/30/86            9.45         .63        (.21)        .42        (.63)       0.00

CLASS B
Year Ended 6/30/95            $7.84        $.58        $.13        $.71       $(.59)      $0.00
Year Ended 6/30/94             8.64         .59        (.80)       (.21)       (.59)       0.00
Year Ended 6/30/93             8.34         .62         .30         .92        (.62)       0.00
9/30/91++ to 6/30/92           8.25         .49         .09         .58        (.49)       0.00

CLASS C
Year Ended 6/30/95            $7.83        $.58        $.14        $.72       $(.59)      $0.00
Year Ended 6/30/94             8.64         .59        (.81)       (.22)       (.59)       0.00
4/30/93++ to 6/30/93           8.56         .10         .08         .18        (.10)       0.00

MORTGAGE SECURITIES INCOME
CLASS A
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.28        $.49        $.77       $(.30)      $0.00
Year Ended 12/31/94            9.29         .57       (1.13)       (.56)       (.58)       0.00
Year Ended 12/31/93            9.08         .67         .23         .90        (.67)       0.00
Year Ended 12/31/92            9.21         .77        (.09)        .68        (.81)       0.00
Year Ended 12/31/91            8.79         .88         .41        1.29        (.87)       0.00
Year Ended 12/31/90            8.76         .87         .03         .90        (.87)       0.00
Year Ended 12/31/89            8.81         .97        (.05)        .92        (.97)       0.00
Year Ended 12/31/88            9.03         .99        (.23)        .76        (.98)       0.00
Year Ended 12/31/87            9.74        1.00        (.68)        .32       (1.00)       (.03)
Year Ended 12/31/86            9.97        1.06        (.02)       1.04       (1.06)       (.21)
Year Ended 12/31/85            9.54        1.22         .43        1.65       (1.22)       0.00

CLASS B
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.28        $.46        $.74       $(.26)      $0.00
Year Ended 12/31/94            9.29         .51       (1.14)       (.63)       (.51)       0.00
Year Ended 12/31/93            9.08         .61         .22         .83        (.60)       0.00
1/30/92++ to 12/31/92          9.16         .68        (.08)        .60        (.68)       0.00

CLASS C
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.29        $.45        $.74       $(.26)      $0.00
Year Ended 12/31/94            9.29         .51       (1.14)       (.63)       (.51)       0.00
5/3/93++ to 12/31/93           9.30         .40        0.00         .40        (.40)       0.00

MORTGAGE STRATEGY
CLASS A
Six Months Ended 5/31/95
  (unaudited)                 $9.51        $.28       $(.03)       $.25       $(.27)      $(.00)
Year Ended 11/30/94            9.94         .42        (.32)        .10        (.48)       (.01)
Year Ended 11/30/93            9.84         .57         .11         .68        (.58)       0.00
6/1/92+ to 11/30/92           10.00         .35        (.17)        .18        (.34)       0.00

CLASS B
Six Months Ended 5/31/95
  (unaudited)                 $9.52        $.24       $(.03)      $(.21)      $(.23)      $0.00
Year Ended 11/30/94            9.94         .39        (.35)        .04        (.42)       (.01)
Year Ended 11/30/93            9.84         .49         .12         .61        (.51)       0.00
6/1/92+ to 11/30/92           10.00         .31        (.17)        .14        (.30)       0.00

CLASS C
Six Months Ended 5/31/95
  (unaudited)                 $9.52        $.25       $(.04)       $.21       $(.23)      $0.00
Year Ended 11/30/94            9.94         .37        (.33)        .04        (.42)       (.01)
5/3/93++ to 11/30/93           9.98         .27        (.03)        .24        (.28)       0.00

WORLD INCOME
Six Months Ended 4/30/95
  (unaudited)                 $1.88        $.06       $(.22)      $(.16)      $(.05)      $0.00
Year Ended 10/31/94            1.90         .18        (.12)        .06        (.05)       0.00
Year Ended 10/31/93            1.91         .22        (.16)        .06        (.07)       0.00
Year Ended 10/31/92            1.98         .19        (.17)        .02        (.09)       0.00
12/3/90+ to 10/31/91           2.00         .14        (.03)        .11        (.13)       0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


8



                                                     TOTAL                              RATIO OF NET
 DISTRIBUTIONS                                     INVESTMENT   NET ASSETS                INVESTMENT
    IN EXCESS                TOTAL                   RETURN     AT END OF       RATIO      INCOME
     OF NET      RETURN    DIVIDENDS    NET ASSET   BASED ON     PERIOD      OF EXPENSES    (LOSS)     PORTFOLIO
   INVESTMENT      OF         AND       VALUE END   NET ASSET    (000'S      TO AVERAGE   TO AVERAGE   TURNOVER
      NCOME     CAPITAL  DISTRIBUTIONS  OF PERIOD   VALUE (B)    OMITTED)    NET ASSETS   NET ASSETS     RATE
-------------- --------  -------------  ---------  ----------  -----------  ------------- -----------  ---------
     $(.03)      $0.00       $(.44)      $ 9.70        5.14%    $   2,997      1.40%(d)      4.56%         15%
      (.03)(a)    0.00        (.15)(c)     9.67         .53         2,272      1.40(d)       3.98         144
      (.09)(a)    0.00        (.51)(c)     9.77         .52         2,003      1.27(d)       4.41          55
      0.00        0.00        (.58)(c)    10.22        8.20         6,081      1.00*(d)      4.38*        294

     $(.03)      $0.00       $(.37)      $ 9.81        4.32%    $   6,380      2.10%(d)      3.80%         15%
      (.02)(a)    0.00        (.13)(c)     9.78         .28         6,281      2.10(d)       3.22         144
      (.09)(a)    0.00        (.44)(c)     9.88         .03         7,184      2.05(d)       3.12          55
      0.00        0.00        (.40)(c)    10.31        7.22         1,292      1.75*(d)      3.36*        294

     $(.03)      $0.00       $(.37)      $ 9.80        4.33%    $   5,180      2.10%(d)      3.80%         15%
      (.02)(a)    0.00        (.13)(c)     9.77         .28         7,128      2.10(d)       3.26         144
      (.06)(a)    0.00        (.31)(c)     9.87       (1.56)        8,763      2.10*(d)      2.60*         55


     $0.00       $0.00       $(.65)      $ 7.96       10.37%    $ 463,660      1.01%         8.27%        190%
      0.00        0.00        (.65)        7.84       (1.93)      482,595      1.02          7.76         188
      0.00        0.00        (.68)        8.64       12.23       527,968      1.10          8.04         386
      0.00        0.00        (.72)        8.34       13.52       492,448      1.12          8.43         418
      0.00        0.00        (.83)        8.01        8.97       491,910      1.07         10.02         402
      0.00        0.00        (.83)        8.14        5.99       510,675      1.09         10.35         455
      0.00        0.00        (.88)        8.49       10.87       532,525      1.11         10.70         148
      0.00        0.00        (.93)        8.51        6.41       529,909      1.14         10.70         149
      0.00        0.00        (.98)        8.90        7.00       496,600      1.07(d)      10.36         255
      0.00        0.00        (.63)        9.24        4.53       128,870      1.01*(d)      9.30*        193

     $0.00       $0.00       $(.59)      $ 7.96        9.52%    $ 774,097      1.72%         7.57%        190%
      0.00        0.00        (.59)        7.84       (2.63)      756,282      1.72          7.04         188
      0.00         .00        (.62)        8.64       11.45       552,471      1.81          7.25         386
      0.00         .00        (.49)        8.34        6.95        32,227      1.80*         7.40*        418

     $0.00       $0.00       $(.59)      $ 7.96        9.67%    $ 181,948      1.71%         7.59%        190%
      0.00        0.00        (.59)        7.83       (2.75)      231,859      1.70          6.97         188
      0.00         .00        (.10)        8.64        2.12        67,757      1.80*         6.00*        386


     $0.00       $0.00       $(.30)      $ 8.60        9.54%    $ 535,191      1.47%*        6.86%*       158%
      0.00        (.02)       (.60)        8.13       (6.14)      553,889      1.29          6.77         438
      (.02)       0.00        (.69)        9.29       10.14       848,069      1.00          7.20         622
      0.00        0.00        (.81)        9.08        7.73       789,898      1.18          8.56         555
      0.00        0.00        (.87)        9.21       15.44       544,171      1.16          9.92         439
      0.00        0.00        (.87)        8.79       11.01       495,353      1.12         10.09         393
      0.00        0.00        (.97)        8.76       10.98       556,077      1.13         11.03         328
      0.00        0.00        (.98)        8.81        8.64       619,572      1.11         10.80         239
      0.00        0.00       (1.03)        9.03        3.49       682,650      1.15         10.79         211
      0.00        0.00       (1.27)        9.74       11.18       756,730      1.00         10.86         190
      0.00        0.00       (1.22)        9.97       18.35       609,566       .87         12.30         164

     $0.00       $0.00       $(.26)      $ 8.61        9.26%   $  850,246      2.18%*        6.15%*       158%
      0.00        (.02)       (.53)        8.13       (6.84)      921,418      2.00          6.05         438
      (.02)       0.00        (.62)        9.29        9.38     1,454,303      1.70          6.47         622
      0.00        0.00        (.68)        9.08        7.81     1,153,957      1.67*         5.92*        555

     $0.00       $0.00       $(.26)      $ 8.61        9.26%    $  51,991      2.17%*        6.16%*       158%
      0.00        (.02)       (.53)        8.13       (6.84)       58,338      1.97          6.06         438
      (.01)       0.00        (.41)        9.29        4.34        91,724      1.67*         5.92*        622


     $0.00       $0.00       $(.27)      $ 9.49        2.64%    $  34,094      1.94%*(e)     5.53%*       197%
      0.00        (.04)       (.53)        9.51        1.03        43,173      1.34(e)       4.78         375
      0.00        0.00        (.58)        9.94        7.02        59,215      1.54(e)       5.66         499
      0.00        0.00        (.34)        9.84        1.84        24,186      1.44*(d)(e)   6.58*(d)     101

     $0.00       $0.00       $(.23)      $ 9.50        2.28%    $ 109,749      2.66%*(e)     4.83%*       197%
      0.00        (.03)       (.46)        9.52         .42       136,458      2.08(e)       4.12         375
      0.00        0.00        (.51)        9.94        6.27       168,157      2.26(e)       4.98         499
      0.00        0.00        (.30)        9.84        1.50       149,188      2.13*(d)(e)   6.01*(d)     101

     $0.00       $0.00       $(.23)      $ 9.50        2.28%      $92,940      2.68%*(e)     4.84%*       197%
      0.00        (.03)       (.46)        9.52         .42       141,838      2.04(e)       4.10         375
      0.00        0.00        (.28)        9.94        2.40       228,703      1.58*(e)      3.70*        499

     $0.00       $0.00       $(.05)      $ 1.67       (8.60)%   $  66,180      1.90%(d)      6.39%(d)     N/A
      0.00        (.03)       (.08)        1.88        3.27       103,310      1.70(d)       3.96(d)      N/A
      0.00        0.00        (.07)        1.90        3.51       149,623      1.54 (d)      5.14(d)      N/A
      0.00        0.00        (.09)        1.91        1.26       318,716      1.59(d)       7.21(d)      N/A
      0.00        0.00        (.13)        1.98        6.08     1,059,222      1.85*(d)      7.29*(d)     N/A


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


9



                                                      NET        NET
                                NET              REALIZED AND  INCREASE
                               ASSET        NET   UNREALIZED  (DECREASE)    DIVIDENDS  DISTRIBUTIONS
                               VALUE   INVESTMENT     GAIN    IN NET ASSET   FROM NET    FROM NET
                            BEGINNING     INCOME   (LOSS) ON   VALUE FROM   INVESTMENT    REALIZED
FISCAL YEAR OR PERIOD       OF PERIOD     (LOSS)  INVESTMENTS  OPERATIONS     INCOME       GAINS
---------------------       ---------  ---------- ----------- ------------ ----------- -------------
SHORT-TERM MULTI-MARKET
CLASS A
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.27      $(1.18)      $(.91)      $(.36)      $0.00
Year Ended 10/31/94            9.25         .93        (.86)        .07        0.00        0.00
Year Ended 10/31/93            9.25         .92        (.32)        .60        (.60)       0.00
Year Ended 10/31/92            9.94         .91        (.86)        .05        (.72)       (.02)
Year Ended 10/31/91            9.89         .97         .06        1.03        (.97)       (.01)
Year Ended 10/31/90            9.69        1.09         .19        1.28       (1.08)       0.00
5/5/89+ to 10/31/89            9.70         .53        (.01)        .52        (.53)       0.00

CLASS B
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.25      $(1.18)      $(.93)      $(.33)      $0.00
Year Ended 10/31/94            9.25         .94        (.93)        .01        0.00        0.00
Year Ended 10/31/93            9.25         .87        (.34)        .53        (.53)       0.00
Year Ended 10/31/92            9.94         .84        (.86)       (.02)       (.65)       (.02)
Year Ended 10/31/91            9.89         .89         .07         .96        (.90)       (.01)
2/5/90++ to 10/31/90           9.77         .74         .12         .86        (.74)       0.00

CLASS C
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.23      $(1.16)      $(.93)      $(.33)      $0.00
Year Ended 10/31/94            9.25         .58        (.57)        .01        0.00        0.00
5/3/93++ to 10/31/93           9.18         .28         .05         .33        (.26)       0.00

MULTI-MARKET STRATEGY
CLASS A
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.27      $(1.22)      $(.95)      $(.33)      $0.00
Year Ended 10/31/94            8.94         .85       (1.08)       (.23)       (.09)       0.00
Year Ended 10/31/93            8.85        1.02        (.26)        .76        (.67)       0.00
Year Ended 10/31/92            9.91        1.00       (1.23)       (.23)       (.81)       (.02)
5/29/91+ to 10/28/91          10.00         .42        (.09)        .33        (.42)       0.00

CLASS B
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.24      $(1.21)      $(.97)      $(.30)      $0.00
Year Ended 10/31/94            8.94         .88       (1.18)       (.30)       (.08)       0.00
Year Ended 10/31/93            8.85         .92        (.22)        .70        (.61)       0.00
Year Ended 10/31/92            9.91        1.04       (1.34)       (.30)       (.74)       (.02)
5/29/91+ to 10/28/91          10.00         .39        (.09)        .30        (.39)       0.00

CLASS C
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.25      $(1.23)      $(.98)      $(.30)      $0.00
Year Ended 10/31/94            8.94         .46        (.75)       (.29)       (.09)       0.00
5/3/93++ to 10/31/93           8.76         .32         .16         .48        (.30)       0.00

NORTH AMERICAN GOVERNMENT INCOME
CLASS A
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .54      $(1.21)      $(.67)      $(.48)      $0.00
Year Ended 11/30/94           10.35        1.02       (2.12)      (1.10)       (.91)       0.00
Year Ended 11/30/93            9.70        1.09         .66        1.75       (1.09)       (.01)
3/27/92+ to 11/30/92          10.00         .69        (.31)        .38        (.68)       0.00

CLASS B
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .51      $(1.21)      $(.70)      $(.45)      $0.00
Year Ended 11/30/94           10.35         .96       (2.13)      (1.17)       (.84)       0.00
Year Ended 11/30/93            9.70        1.01         .67        1.68       (1.02)       (.01)
3/27/92+ to 11/30/92          10.00         .64        (.31)        .33        (.63)       0.00

CLASS C
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .51      $(1.21)      $(.70)      $(.45)      $0.00
Year Ended 11/30/94           10.34         .96       (2.12)      (1.16)       (.84)       0.00
5/3/93++ to 11/30/93          10.04         .58         .30         .88        (.58)       0.00

GLOBAL DOLLAR GOVERNMENT
CLASS A
Year Ended 8/31/95           $ 9.14       $ .86      $(1.10)      $(.24)      $(.88)      $0.00
2/25/94+ to 8/31/94           10.00         .45        (.86)       (.41)       (.45)       0.00

CLASS B
Year Ended 8/31/95           $ 9.14       $ .80      $(1.11)      $(.31)      $(.81)      $0.00
2/25/94+ to 8/31/94           10.00         .42        (.86)       (.44)       (.42)       0.00

CLASS C
Year Ended 8/31/95           $ 9.14       $ .79      $(1.10)      $(.31)      $(.81)      $0.00
2/25/94+ to 8/31/94           10.00         .42        (.86)       (.44)       (.42)       0.00

CORPORATE BOND
CLASS A
Year Ended 6/30/95           $12.51       $1.19      $  .36       $1.55      $(1.14)      $0.00
Year Ended 6/30/94            14.15        1.11       (1.36)       (.25)      (1.11)       (.25)
Year Ended 6/30/93            12.01        1.25        2.13        3.38       (1.24)       0.00
Year Ended 6/30/92            11.21        1.06         .82        1.88       (1.08)       0.00
Year Ended 6/30/91            11.39        1.11        (.06)       1.05       (1.23)       0.00
Year Ended 6/30/90            12.15        1.24        (.86)        .38       (1.14)       0.00
Year Ended 6/30/89            11.82        1.12         .32        1.44       (1.11)       0.00
Year Ended 6/30/88            12.24        1.10        (.38)        .72       (1.14)       0.00
Nine Months Ended 6/30/87     12.25         .86        (.06)        .80        (.81)       0.00
Year Ended 9/30/86            11.52        1.20         .73        1.93       (1.20)       0.00
Year Ended 9/30/85            10.50        1.24        1.04        2.28       (1.26)       0.00

CLASS B
Year Ended 6/30/95           $12.50       $1.11      $  .36       $1.47      $(1.05)      $0.00
Year Ended 6/30/94            14.15        1.02       (1.37)       (.35)      (1.04)       (.25)
1/8/93++ to 6/30/93           12.47         .49        1.69        2.18        (.50)       0.00

CLASS C
Year Ended 6/30/95           $12.50       $1.10      $  .38       $1.48      $(1.05)      $0.00
Year Ended 6/30/94            14.15        1.02       (1.37)       (.35)      (1.05)       (.25)
5/30/93++ to 6/30/93          13.63         .16         .53         .69        (.17)       0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


10



                                                    TOTAL                               RATIO OF NET
 DISTRIBUTIONS                                    INVESTMENT   NET ASSETS                 INVESTMENT
    IN EXCESS                TOTAL                  RETURN     AT END OF        RATIO      INCOME
     OF NET      RETURN    DIVIDENDS    NET ASSET  BASED ON     PERIOD       OF EXPENSES    (LOSS)    PORTFOLIO
   INVESTMENT      OF         AND       VALUE END  NET ASSET    (000'S       TO AVERAGE   TO AVERAGE  TURNOVER
      NCOME     CAPITAL  DISTRIBUTIONS  OF PERIOD  VALUE (B)    OMITTED)     NET ASSETS   NET ASSETS    RATE
-------------- --------  ------------- ---------- ----------  ------------  ------------- ----------- ---------
     $0.00       $0.00       $(.36)     $ 7.44      (10.52)%  $  377,025       1.29%*        7.32%*      119%
      0.00        (.61)       (.61)       8.71         .84       593,677       1.13          7.28        109
      0.00        0.00        (.60)       9.25        6.67       953,571       1.16          8.26        182
      0.00        0.00        (.74)       9.25         .49     1,596,903       1.10          9.00        133
      0.00        0.00        (.98)       9.94       10.91     2,199,393       1.09          9.64        146
      0.00        0.00       (1.08)       9.89       13.86     1,346,035       1.18         10.81        152
      0.00        0.00        (.53)       9.69        5.57       210,294       1.14*        10.83*        10
     $0.00       $0.00       $(.33)     $ 7.45      (10.76)%    $633,287       2.00%*        6.62%*      119%
      0.00        (.55)       (.55)       8.71         .12     1,003,633       1.85          6.58        109
      0.00        0.00        (.53)       9.25        5.91     1,742,703       1.87          7.57        182
      0.00        0.00        (.67)       9.25        (.24)    2,966,071       1.81          8.28        133
      0.00        0.00        (.91)       9.94       10.11     3,754,003       1.81          8.87        146
      0.00        0.00        (.74)       9.89        9.07     1,950,330       1.86*         9.90*       152
     $0.00       $0.00       $(.33)     $ 7.45      (10.76)%      $4,168       1.98%*        6.59%*      119%
      0.00        (.55)       (.55)       8.71         .12         8,136       1.83          6.50        109
      0.00        0.00        (.26)       9.25        3.66         5,538       1.82*         7.19*       182

     $0.00       $0.00       $(.33)     $ 6.76      (11.83)%  $   33,998       1.59%*(f)     7.80%*      156%
      0.00        (.58)       (.67)       8.04       (2.64)       52,385       1.41(f)       7.17        605
      0.00        0.00        (.67)       8.94        9.01        82,977       1.94(f)       9.17(g)     200
      0.00        0.00        (.83)       8.85       (2.80)      141,526       2.53(f)      10.58(g)     239
      0.00        0.00        (.42)       9.91        3.68       143,594       2.81*(f)     10.17*(g)    121
     $0.00       $0.00       $(.30)     $ 6.77      (12.09)%  $  141,783       2.30%*(f)     7.10%*      156%
      0.00        (.52)       (.60)       8.04       (3.35)      233,896       2.11(f)       6.44        605
      0.00        0.00        (.61)       8.94        8.25       431,186       2.64(f)       8.46(g)     200
      0.00        0.00        (.76)       8.85       (3.51)      701,465       3.24(f)       9.83(g)     239
      0.00        0.00        (.39)       9.91        3.36       662,981       3.53*(f)      9.40*(g)    121
     $0.00       $0.00       $(.30)     $ 6.76      (12.22)%        $856       2.30%*(f)     7.15%*      156%
      0.00        (.52)       (.61)       8.04       (3.34)        1,252       2.08(f)       6.10%       605%
      0.00        0.00        (.30)       8.94        5.54           718       2.44*(f)      7.17*(g)    200

     $0.00       $0.00       $(.48)     $ 6.98       (7.18)%  $  236,421       2.70%*(f)    17.21%*       60%
      0.00        (.21)      (1.12)       8.13      (11.32)      303,538       1.70(f)      11.22        131
      0.00        0.00       (1.10)      10.35       18.99       268,233       1.61(f)      10.77        254
      0.00        0.00        (.68)       9.70        3.49        61,702       2.45*(d)(f)  10.93*(d)     86
     $0.00       $0.00       $(.45)     $ 6.98       (7.81)%  $1,157,639       3.40%*(f)    16.44%*       60%
      0.00        (.21)      (1.05)       8.13      (11.89)    1,639,602       2.41(f)      10.53        131
      0.00        0.00       (1.03)      10.35       18.15     1,313,591       2.31(f)      10.01        254
      0.00        0.00        (.63)       9.70        3.30       216,317       3.13*(d)(f)  10.16*(d)     86
     $0.00       $0.00       $(.45)     $ 6.98       (7.69)%  $  232,577       3.40%*(f)    16.44%*       60%
      0.00        (.21)      (1.05)       8.13      (11.89)      369,714       2.39(f)      10.46        131
      0.00        0.00        (.58)      10.34        9.00       310,230       2.21*(f)      9.74*       254

     $0.00       $0.00       $(.88)     $ 8.02       (1.48)%  $   12,020       1.93%        11.25%       301%
      0.00        0.00        (.45)       9.14       (3.77)       10,995        .75*(d)      9.82*       100
     $0.00       $0.00       $(.81)     $ 8.02       (2.40)%  $   62,406       2.64%*       10.52%       301%
      0.00        0.00        (.42)       9.14       (4.17)       47,030       1.45*(d)      9.11*       100
     $0.00       $0.00       $(.81)     $ 8.02       (2.36)%  $    9,330       2.63%*       10.46%       301%
      0.00        0.00        (.42)       9.14       (4.16)       10,404       1.45*(d)      9.05*       100

     $0.00       $0.00      $(1.14)     $12.92       13.26%   $  230,750       1.24%         9.70%       387%
      (.03)       0.00       (1.39)      12.51       (2.58)      219,182       1.30          7.76        372
      0.00        0.00       (1.24)      14.15       29.62       216,171       1.39          9.29        579
      0.00        0.00       (1.08)      12.01       17.43        60,356       1.48          8.98        610
      0.00        0.00       (1.23)      11.21        9.71        62,268       1.44          9.84        357
      0.00        0.00       (1.14)      11.39        3.27        68,049       1.51         10.70        480
      0.00        0.00       (1.11)      12.15       12.99        52,381       1.84          9.53        104
      0.00        0.00       (1.14)      11.82        6.24        37,587       1.81          9.24         98
      0.00        0.00        (.81)      12.24        7.32        41,072       1.27          9.17         95
      0.00        0.00       (1.20)      12.25       17.19        45,178       1.08          9.80        240
      0.00        0.00       (1.26)      11.52       22.66        40,631       1.15         11.00        142
      0.00        0.00       (1.26)      10.50        6.44        36,435       1.18         11.88         10
     $0.00       $0.00      $(1.05)     $12.92       12.54%   $  241,393       1.99%         9.07%       387%
      (.01)       0.00       (1.30)      12.50       (3.27)      184,129       2.00          7.03        372
      0.00        0.00         (50)      14.15       17.75        55,508       2.10*         7.18*       579
     $0.00       $0.00      $(1.05)     $12.93       12.62%   $   51,028       1.84%         8.95%       387%
      0.00        0.00       (1.30)      12.50       (3.27)       50,860       1.99          6.98        372
      0.00        0.00        (.17)      14.15        5.08         5,115       2.05*         5.51*       579

PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


11



+    PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
('EQUITABLE') SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE 'TRUST'), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER OF THE TRUST.

+    COMMENCEMENT OF OPERATIONS.

++   COMMENCEMENT OF DISTRIBUTION.

*    ANNUALIZED.

**   REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(A) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(B) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(C) 'TOTAL DIVIDENDS AND DISTRIBUTIONS' INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME WITH RESPECT TO CLASS A SHARES, FOR THE YEAR ENDED APRIL 30, 1994, OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).

(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31,
1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995; WITH
RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31,
1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995; AND WITH
RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.23% FOR THE YEAR ENDED AUGUST 31, 1995. IF U.S. GOVERNMENT HAD BORNE ALL
EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.22% FOR 1986 AND 1.09% FOR 1987. IF MORTGAGE STRATEGY HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF WORLD INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.87% FOR 1992, 1.92% FOR 1993, 2.08% FOR 1994, AND 3.36% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED).

(E) INCLUDES INTEREST EXPENSES. IF MORTGAGE STRATEGY HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994, AND 1.29% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, AND 2.00% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 1.74% (ANNUALIZED) FOR 1993 AND 1.89% FOR 1994, 1.99% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995.

(F) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993 AND 1.30% FOR 1994, 1.52% (ANNUALIZED) FOR THE
SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993 AND 2.01% FOR 1994, 2.23%
(ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993 AND 1.99% FOR 1994, 2.23% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995. IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A
SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993 AND 1.37% FOR 1994,
1.54% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993 AND 2.07% FOR
1994, 2.25% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993 AND 2.06% FOR 1994, 2.25% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995.

(G) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.



12




                                     GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under 'Description of the Funds-Additional Investment Practices' and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of 'split-rated' fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

LOWER-RATED SECURITIES are fixed-income securities rated Ba and BB or below, or determined by Alliance to be of equivalent quality and are commonly referred to as 'junk bonds.'

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks and rights and warrants to subscribe for the purchase of common and preferred stocks.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

  ARMS, which are adjustable-rate mortgage securities, SMRS, which are stripped mortgage-related securities, CMOS, which are collateralized mortgage obligations, GNMA CERTIFICATES, which are securities issued by the Government National
    Mortgage Association,
  FNMA CERTIFICATES, which are securities issued by the Federal National
    Mortgage Association, and
  FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan
    Mortgage Corporation.

INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and another of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the 'SECURITIES ACT').

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

13



                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are 'fundamental' and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES U.S. GOVERNMENT FUNDS
The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
Alliance Short-Term U.S. Government Fund ('Short-Term U.S. Government') seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales 'against the box,' (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

U.S. GOVERNMENT PORTFOLIO
U.S. Government Portfolio ('U.S. Government') seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see 'Additional Investment Practices.' The Fund's investment objective is not fundamental.

Counsel to the Fund has advised the Fund that, in their view, shares of the Fund are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United
States, (ii) savings and loan associations chartered under the laws of Arizona, Arkansas, California, Colorado, Delaware, Florida, Illinois, Indiana, Kansas, Louisiana, Maine, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey,
New Mexico, North Carolina, Ohio, Oklahoma, Pennsylvania, South Dakota, Tennessee, Texas, Utah and Washington, (iii) credit unions chartered under the laws of California, Florida*, Kentucky, Maine, Maryland*, Minnesota, Nevada,
New York, Ohio*, Pennsylvania*, Rhode Island, Tennessee, Utah and West Virginia, and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, California, Colorado, Delaware, Florida, Hawaii*, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina*, North Dakota, Ohio, Oklahoma, Pennsylvania, Rhode Island, Tennessee, Texas, Vermont, Washington, West Virginia and Wyoming. Institutions in the asterisked(*) states should obtain prior state regulatory approval before investing in shares of the Fund. In addition, the Fund believes that it is currently a legal investment for savings and loan associations, credit unions and commercial banks chartered under the laws of certain other states.

MORTGAGE FUNDS
The Mortgage Funds are diversified investment companies that have been designed to offer investors high current income from investment in mortgage-related securities.

ALLIANCE MORTGAGE STRATEGY TRUST
Alliance Mortgage Strategy Trust, Inc. ('Mortgage Strategy') seeks the highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality. As a matter of fundamental policy the Fund normally has at least 65% of the value of its total assets invested in mortgage-related securities. The Fund will purchase only those mortgage-related securities that are triple-A securities or U.S. Government securities. The Fund's portfolio is structured to achieve low volatility of net asset value approximating that of a portfolio investing exclusively in two-year U.S. Treasury securities. The Fund invests primarily in ARMS and fixed-rate


14



mortgage securities and is designed to provide a more consistent and less volatile net asset value than that characteristic of a mutual fund investing primarily in fixed-rate mortgage securities and a higher yield than that of a mutual fund investing in ARMS.

The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.

Mortgage-related securities in which the Fund may invest include (i) pass-through mortgage-related securities, including pass-through securities backed by ARMS and issued by GNMA, FNMA, FHLMC and by private organizations,
(ii) CMOs and multi-class pass-through securities, including floating rate CMOs that are ARMS, (iii) SMRS, (iv) high coupon fixed-rate mortgage securities, and
(v) foreign mortgage-related securities. For a description of these mortgage-related securities, see 'Additional Investment Practices-Mortgage-Related Securities.' The Fund expects that new types of ARMS, other mortgage-related securities, asset-backed securities and other securities in which the Fund may invest will be developed from time to time and will consider investing in such new types of securities.

The Fund may invest up to 35% of its total assets in (i) triple-A asset-backed securities, (ii) non-mortgage-related U.S. Government securities, including certain zero coupon Treasury securities, (iii) Treasury securities issued by private corporate issuers, (iv) qualifying bank deposits, (v) prime commercial paper or, if not rated, issued by companies which have outstanding triple-A debt issues and (vi) triple-A debt securities secured by mortgages on commercial real estate or residential rental properties.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

ALLIANCE MORTGAGE SECURITIES INCOME FUND
Alliance Mortgage Securities Income Fund, Inc. ('Mortgage Securities Income') seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See 'Risk Considerations-Securities Ratings' and '-Investment in Lower-Rated Fixed-Income Securities.' The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see 'Additional Investment Practices.'

MULTI-MARKET FUNDS
The Multi-Market Funds are non-diversified investment companies that have been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

ALLIANCE WORLD INCOME TRUST
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
ALLIANCE MULTI-MARKET STRATEGY TRUST
Alliance World Income Trust, Inc. ('World Income'), Alliance Short-Term Multi-Market Trust, Inc. ('Short-Term Multi-Market') and Alliance Multi-Market Strategy Trust, Inc. ('Multi-Market Strategy') each seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than, with respect to WORLD INCOME, one year, with respect to SHORT-TERM MULTI-MARKET, three years, and with respect to MULTI-MARKET STRATEGY, five years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Multi-


15



Market Funds seek investment opportunities in foreign, as well as domestic, securities markets. WORLD INCOME, which is not a money market fund, will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. SHORT-TERM MULTI-MARKET will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. MULTI-MARKET STRATEGY normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.

In pursuing their investment objectives, the Multi-Market Funds seek to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of these Funds' portfolios consists of money market instruments. Alliance actively manages the Multi-Market Funds' portfolios in accordance with a multi-market investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Multi-Market Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. None of the Multi-Market Funds invests more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including 'cross-hedges' (see 'Additional Investment Practices-Forward Foreign Currency Exchange Contracts'), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to a Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

Each Multi-Market Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ('ECU'), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.

An issuer of debt securities purchased by a Multi-Market Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may purchase debt securities (sometimes referred to as 'linked' securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix B and each Multi-Market Fund's Statement of Additional Information.

Each Multi-Market Fund may invest in debt securities denominated in the ECU, which is a 'basket' consisting of specified amounts of the currencies of certain of the member states of the European Union, a twelve-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

Each Multi-Market Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Each Multi-Market Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality, and WORLD INCOME will invest 65% (and normally substantially all) of its total assets in high quality income-producing debt securities. Accordingly, the Multi-Market Funds' portfolio securities will consist of (i) U.S. Government securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a triple-A rating, with respect to WORLD INCOME, or a high quality rating, with respect to SHORT-TERM


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MULTI-MARKET and MULTI-MARKET STRATEGY, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $1 billion, with respect to WORLD INCOME, or $500 million, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, and determined by Alliance to be of high quality, and (v) prime commercial paper or, if not rated, determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding: in the case of WORLD INCOME, triple-A rated debt securities; in the case of MULTI-MARKET STRATEGY, high quality debt securities; and in the case of SHORT-TERM MULTI-MARKET, high grade debt securities.

As a matter of fundamental policy, each Multi-Market Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in 'Additional Investment Practices-Repurchase Agreements.' See 'Risk Considerations-Investment in the Banking Industry.'

Each Multi-Market Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies,
(iv) purchase or sell forward foreign currency exchange contracts, (v) with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and (viii) enter into repurchase agreements. A Multi-Market Fund will not invest in illiquid securities if as a result more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.' MULTI-MARKET STRATEGY maintains borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
Alliance North American Government Income Trust, Inc. ('North American Government Income') seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ('Government securities'). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ('Argentine Government securities'). The Fund expects that it will not retain a debt security which is down-graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current economic crisis and Peso devaluation in Mexico.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.

Canadian Government securities include the sovereign debt of


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Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).

Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.

The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bono de Inversion y Crecimiento ('BIC'), which are investment and growth bonds issued directly by the Argentine Government with maturities of up to ten years, (ii) Bono de ConsolidaciOn EconOmica ('BOCON'), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years and (iii) Bono de Credito a la Exportacion ('BOCREX'), which are export credit bonds issued directly by the Argentine government with maturities of up to four years. To date, Argentine Government securities are not rated by either S&P, Moody's, Duff & Phelps or Fitch. Alliance, however, believes, that there are Argentine Government securities that are of investment grade quality.

The fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if as a result 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practice, see 'Additional Investment Practices.' The Fund also maintains borrowings of approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
Alliance Global Dollar Government Fund, Inc. ('Global Dollar Government') seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as 'Brady Bonds' that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ('collateralized Brady Bonds'). See 'Additional Investment Practices-Brady Bonds.' The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See 'Risk Considerations-U.S. Corporate Fixed-Income Securities.' The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A.


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The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1995, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 3% in A and above 57% in Ba or BB, 34% in B, 4% in Caa or CCC, and 2% in non-rated. See 'Risk Considerations-Securities Ratings,' '-Investment in Fixed-Income Securities Rated Baa and BBB,' '-Investment in Lower-Rated Fixed-Income Securities' and Appendix A.

With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's initial investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. See Appendix A to the Fund's Statement of Additional Information for information about those six countries. Alliance anticipates that other countries that will provide initial investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See 'Additional Investment Practices-Brady Bonds.'

The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.

A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ('Discount Obligations') and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of 'original issue discount' previously accrued thereon, i.e., purchased at a 'market discount.'

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.' While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

CORPORATE BOND FUND
CORPORATE BOND PORTFOLIO
Corporate Bond Portfolio ('Corporate Bond') is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.

There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered


19



investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See 'Risk Considerations-Securities Ratings,' '-Investment in Fixed-Income Securities Rated Baa and BBB,' '-Investment in Lower-Rated Fixed-Income Securities' and Appendix A. During the fiscal year ended June 30, 1995, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 23% in A and above, 44% in Baa or BBB, 25% in Ba or BB, and 8% in B. The Fund did not invest in securities rated below B by each of Moody's, S&P, Duff
& Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

The Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long-and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in these other sovereign debt obligations, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

ADDITIONAL INVESTMENT PRACTICES
Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Alliance is not an aggressive user of derivatives with respect to any of the Funds. However, a Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. The MULTI-MARKET FUNDS in particular generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-options, futures, forwards and swaps-from which virtually any type of derivative transaction can be created.

 . OPTIONS-An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option)


20



the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . FUTURES-A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . FORWARDS-A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 . SWAPS-A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the 'notional' principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as 'structured securities.' An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See 'Indexed Commercial Paper' and 'Structured Securities' below. The term 'derivative' is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under 'Mortgage-Related Securities' and 'Other Asset-Backed Securities.'

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

 . MARKET RISK-This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

 . MANAGEMENT RISK-Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

 . CREDIT RISK-This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a 'counterparty') to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . LIQUIDITY RISK-Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . LEVERAGE RISK-Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 .  OTHER RISKS-Other risks in using derivatives include the risk


21



of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is 'covered' if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as 'cross-hedging.' A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND generally purchase or write privately negotiated options on securities. A Fund that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See 'Illiquid Securities' below. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated portfolio securities and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants for debt securities or for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets


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of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT, will be used only for hedging purposes.

MORTGAGE STRATEGY, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. Nor will MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY or NORTH AMERICAN GOVERNMENT INCOME do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME will not enter into (i) any futures contract other than one on fixed-income securities or based on interest rates, (ii) any futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets, or (iii) options on futures contracts.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. MORTGAGE STRATEGY intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which the Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward contracts on foreign currencies ('forward contracts') attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to 'lock in' the U.S. Dollar price of the security ('transaction hedge'). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ('position hedge'). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ('cross-hedge').

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a 'when-issued' basis or purchases or sales on a 'delayed delivery' basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a 'when, as and if issued' trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by MORTGAGE STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL DOLLAR GOVERNMENT if, as a result, the Fund's aggregate


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forward commitments under such transactions would be more than 30% of its total assets.

A Fund's right to receive or deliver a security under a forwaPrd commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or 'notional') amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME may enter into interest rate swaps involving payments to the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Each of SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has outstanding high quality debt securities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Funds will not enter into standby commitments with a remaining term in excess of 45 days and will limit their investments in such commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their respective assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will


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purchase such commercial paper for hedging purposes only, not for speculation.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

One type of mortgage-related security is of the 'pass-through' variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as 'modified pass-through' securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a 'pay-through' security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

Collateralized mortgage obligations (CMOs) are the predominant type of 'pay-through' mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float", at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the


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decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and early payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

MORTGAGE STRATEGY may invest up to 15% of the value of its total assets in mortgage-related securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign mortgage-related securities are triple-A rated. The percentage of MORTGAGE STRATEGY'S assets invested in foreign mortgage-related securities will vary and its portfolio of foreign mortgage-related securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See 'Risk Considerations-Foreign Investment.'

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

(i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable


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every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

(iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see 'Mortgage-Related Securities' above.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See 'Mortgage-Related Securities' above and 'Zero Coupon and Principal-Only Securities' below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and 'lock in' a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ('stripped') the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see 'Dividends, Distributions and Taxes-Zero Coupon Treasury Securities' in the Statement of Additional Information of each Fund that is permitted to invest in such securities.

CORPORATE BOND may also invest in 'pay-in-kind' debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.


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VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A 'variable' interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a 'floating' interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or 'cap.' The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and CORPORATE BOND may invest without limit, in these types of structured securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT, or foreign government securities, with respect to CORPORATE BOND, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, such securities can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments. The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.


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U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the 'residual risk'). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see 'Risk Considerations-Investment in Lower-Rated Fixed-Income Securities.'

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, it is not to be delivered upon consummation of the sale. A short sale is 'against the box' if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by a Fund. See 'Dividends, Distributions and Taxes' in the relevant Fund's Statement of Additional Information.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York), although MORTGAGE STRATEGY, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the


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portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, MORTGAGE STRATEGY does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). See 'Risk Considerations-Effects of Borrowing.'

LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 25%, with respect to SHORT-TERM U.S. GOVERNMENT, and 20%, with respect to each of MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the practices described above.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities.


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These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under 'Financial Highlights.' These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See 'Dividends, Distributions and Taxes' in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

MORTGAGE STRATEGY may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities,
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

WORLD INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


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SHORT-TERM MULTI-MARKET may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.

CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS
FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities generally rise. Conversely, during periods of rising interest rates, the values of a Fund's securities generally decline.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to


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delays and related administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

WORLD INCOME may invest a portion of its net assets in securities denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See 'Additional Investment Practices' above.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.


33



By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Fund will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Fund is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Fund's investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by either MULTI-MARKET STRATEGY or NORTH


34



AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, either Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Either Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is 'asset coverage,' as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance. In the event that a Fund is required to sell portfolio securities in order to make repayments, such sales of portfolio securities could cause the Fund to incur related transaction costs and might cause the Fund to realize gains on securities held for less than three months. Because not more than 30% of a Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company, such gains would limit the ability of a Fund to sell other securities held for less than three months that a Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. See 'Dividends, Distributions and Taxes.'

Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT may also borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See 'Certain Fundamental Investment Policies.' SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT also through the use of dollar rolls to the extent permitted by the 1940 Act. See 'Investment Objectives and Policies-Reverse Repurchase Agreements and Dollar Rolls.'

INVESTMENT IN THE BANKING INDUSTRY. Due to the investment policies of MULTI-MARKET STRATEGY, WORLD INCOME and SHORT-TERM MULTI-MARKET with respect to investments in the banking industry, those Funds will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular business such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, each Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Funds will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.


35



Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations were required to have divested their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture and continuing restrictions on the ability of such associations to acquire lower-rated securities could have a material adverse effect on the market and prices of such securities.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

NON-DIVERSIFIED STATUS. Each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT is a 'non-diversified' investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a 'regulated investment company' for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See 'Dividends, Distributions and Taxes' in each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.


                        PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES
You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ('AFD'), each Fund's principal underwriter. The minimum initial investment in each Fund (except WORLD INCOME) is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Each Fund offers three classes of shares, Class A, Class B and Class C, except that WORLD INCOME offers only one class of


36



shares that you can purchase without any initial sales charge or contingent deferred sales charge ('CDSC').

CLASS A SHARES-INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                                    Initial Sales Charge
                                   as % of                    Commission to
                                 Net Amount      as % of     Dealer/Agent as %
Amount Purchased                  Invested   Offering Price  of Offering Price
--------------------------------  ---------  --------------  -----------------
Less than $100,000                   4.44%         4.25%          4.00%
$100,000 to less than $250,000       3.36          3.25           3.00
$250,000 to less than $500,000       2.30          2.25           2.00
$500,000 to less than $1,000,000     1.78          1.75           1.50


On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a CDSC equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

CLASS B SHARES-DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


     Year Since Purchase      CDSC
     -----------------------------
     First                    3.0%
     Second                   2.0%
     Third                    1.0%
     Thereafter               None


Class B shares are subject to higher distribution fees than Class A shares for a period of six years (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES-ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

APPLICATION OF THE CDSC
Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the 'Exchange') is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

GENERAL
The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000. The Funds may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may


37



take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES
You may 'redeem', i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
A Fund must receive your broker's request before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to Alliance Fund Services, Inc. ('AFS'), each Fund's registrar, transfer agent and dividend-disbursing agent, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services
P.O. Box 1520
Secaucus, NJ 07096-1520
800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672 by a shareholder who has completed the Subscription Application or an 'Autosell' application obtained from AFS. Telephone redemption requests must be for at least $500 and may not exceed $100,000, and must be made between 9 a.m. and 4 p.m. Eastern time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record, but only once in any 30-day period and in an amount not exceeding $50,000. Telephone redemption by check is not available for shares purchased within 15 calendar days prior to the redemption request, shares held in nominee or 'street name' accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES
AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES
You may exchange your shares of WORLD INCOME for Class A shares of other Alliance Mutual Funds and shares of most Alliance money market funds. You may exchange your shares of any other Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request.

Class A and Class B shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ('original shares'). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


38



                          MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the 'Advisory Agreement') to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustess of the Fund.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which more than $47 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 50 registered investment companies managed by Alliance comprising 104 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

Alliance Capital Management Corporation ('ACMC'), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ('Equitable'), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under 'Management of the Fund.'

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                       Principal occupation
                       Employee; time period;            during the past
Fund                     title with ACMC                   five years
-------------------------------------------------------------------------------

Short-Term U.S.        Patricia J. Young since 1995    Associated with
Government             -Senior Vice President          Alliance since
                                                       March 1992;
                                                       prior thereto, a
                                                       managing director
                                                       and portfolio
                                                       manager for
                                                       Hyperion Capital
                                                       since March
                                                       1991 and a
                                                       managing director
                                                       with Fischer, Francis,
                                                       Trees & Watts

                       Paul A. Ullman                  Associated with
                       since 1995-Vice President       Alliance since
                                                       March 1992; prior
                                                       thereto, a director and
                                                       portfolio manager for
                                                       Hyperion Capital since
                                                       July 1990 and a
                                                       Vice President at
                                                       Salomon Brothers Inc.

U.S. Government        Wayne D. Lyski since 1983       Associated with
                       -Executive Vice President       Alliance

                       Paul J. DeNoon since            Associated with Alliance
                       January 1992-                   since January 1992;
                       Vice President                  prior thereto, a
                                                       Vice President at
                                                       Manufacturers
                                                       Hanover Trust

Mortgage Strategy      Patricia J. Young since         (see above)
                       inception-(see above)

                       Paul A. Ullman                  (see ablve)
                       since inception-
                       (see above)

Mortgage Securities    Patricia J. Young               (see above)
                       March 1992-(see above)

World Income           Douglas J. Peebles since        Associated with
                       inception-Vice President        Alliance

Short-Term             Douglas J. Peebles since        (see above)
Multi-Market           1995-(see above)

Multi-Market Strategy  Douglas J. Peebles since        (see above)
                       inception-(see above)

North American         Wayne D. Lyski since            (see above)
Government Income      inception-(see above)

Global Dollar          Wayne D. Lyski since            (see above)
Government             inception -(see above)

Corporate Bond         Wayne D. Lyski since            (see above)
                       1987-(see above)
                       Paul J. DeNoon since            (see above)
                       January 1992-(see above)


DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more 'Rule 12b-1 plans' (for each Fund, a 'Plan') and has entered into a Distribution Services Agreement (the 'Agreement') with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed for each Fund other than WORLD INCOME an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, and for WORLD INCOME may not exceed an annual rate of .90% of the Fund's aggregate average daily net


39


assets, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to, with respect to each Fund other than WORLD INCOME, .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, and, with respect to WORLD INCOME, .90%, annualized, of the assets maintained in a Fund by their customers. Distribution services fees received from WORLD INCOME and the other Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied <br>
Created: 11/1/95 (USL)to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:


                                   Amount of Unreimbursed Distribution Expenses
                                             (as % of Net Assets of Class)
                          ------------------------------------------------------
                                         Class B                  Class C
--------------------------------------------------------------------------------
Short-Term U.S. Government          $   348,789 (5.47%)      $  500,617  (9.67%)
U.S. Government                     $13,511,108 (1.75%)      $2,224,264  (1.22%)
Mortgage Strategy.                  $ 1,042,848  (.76%)      $1,875,176  (1.32%)
Mortgage Securities Income          $16,372,116 (1.78%)      $1,459,018  (2.50%)
Short-Term Multi-Market             $12,115,694 (1.21%)      $  798,673  (9.82%)
Multi-Market Strategy               $ 7,254,301 (3.10%)      $  286,168 (22.85%)
North American Government Income    $29,558,594 (1.80%)      $2,355,558   (.64%)
Global Dollar Government            $ 1,832,297 (2.94%)      $  174,111  (1.87%)
Corporate Bond                      $ 5,476,418 (2.27%)      $  607,167  (1.19%)


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the 20th


40



day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested in additional shares without charge.

If you receive an income dividend or capital gains distribution in cash you may, within 30 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.
If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to 'pass through' to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a 'regulated investment company' under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends from certain Funds may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and CORPORATE BOND are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to


41



suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.


                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS
Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION
Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE MORTGAGE STRATEGY TRUST, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC. (1983), ALLIANCE WORLD INCOME TRUST, INC. (1990), ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
(1989), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC. (1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992) and ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993). Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME
On July 25, 1995; a Consolidated and Supplemental Class Action Complaint ('Complaint') styled IN RE ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the United States District Court for the Southern District of New York against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated, a parent of Alliance, certain officers of the Fund, certain current and former directors of the Fund, certain current and former officers of ACMC and certain directors of ACMC; alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint seeks certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. The Complaint alleges that as of the date of the Complaint, the Fund's losses exceeded $750,000,000. The Complaint seeks as relief unspecified damages, costs and attorneys' fees.

The principal allegations of the Complaint are that upon the advice of Alliance the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders.
On September 26, 1995, defendants jointly filed a motion to dismiss the Complaint in its entirety. The Fund and Alliance believe that the allegations in the Complaint are without merit and intend to vigorously defend against these claims.


42



REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their 'yield' and 'total return,' which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an 'actual distribution rate' for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund will include performance data for each class of its shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.



43


APPENDIX A:

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating-When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note-Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation A-1 and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


A-1


CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR-Not rated.

DUFF & PHELPS CREDIT RATING CO.
AAA-Highest claims paying ability. Risk factors are negligible.

AA+, AA, AA-Very high claims paying ability. Protection factors are strong. Risk is modest, but may vary slightly over time due to economic and/or underwriting conditions.

A+, A, A--High claims paying ability. Protection factors are average and there is an expectation of variability in risk over time due to economic and/or underwriting conditions.

BBB+, BBB, BBB--Adequate claims paying ability. Protection factors are adequate. There is considerable variability in risk over time due to economic and/or underwriting conditions.

BB+, BB, BB--Uncertain claims paying ability and less than investment-grade quality. However, the company is deemed likely to meet these obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.

B+, B, B--Possessing risk that policy holder and contract-holder obligations will not be paid when due. Protection factors will vary widely with changes in economic and/or underwriting conditions or company fortunes.

CCC-There is substantial risk that policy holder and contract holder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

DD-Company is under an order of liquidation.

FITCH INVESTORS SERVICE, INC.
AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)-Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories. NR-Indicates that Fitch does not rate the specific issue.


A-2



APPENDIX B:

GENERAL INFORMATION ABOUT CANADA, MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT CANADA
Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. During the last several years, Canada has experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. dollar, decreasing in value compared to the U.S. Dollar by approximately 25% from October 1991. From January 31, 1995, through September 29, 1995, the Canadian Dollar increased in value by approximately 5%.
The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES
The United Mexican States ('Mexico') is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

While in recent years the Mexican economy has experienced improvement in a number of areas, including five consecutive years of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit, beginning in 1994, Mexico has experienced an economic crisis that led to the devaluation of the Peso in December 1994. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives initiated by the Mexican government over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The recent adoption by Canada, the United States and Mexico of the North American Free Trade Agreement could also contribute to the growth of the Mexican economy.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic programs; and a new social accord among the government, business and labor sectors of the country was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

While the Mexican economy has stabilized, it is still in a recession and suffers from high inflation and high interest rates. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions.


There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December


B-1


1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 20, 1994, the Mexican government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican Peso. On December 22, 1994, the Mexican government announced that it would not continue with the policy announced two days earlier and would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. Dollar.

In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
The Republic of Argentina ('Argentina') consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 62 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the current announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The Economy Minister's plan represented a pronounced departure from its predecessors in calling for raised revenues, reduced expenditures and a reduced public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed.
As a result of the economic stabilization reforms, gross domestic product has increased and inflation has decreased.

Significant progress was also made in 1992 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium terms and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by foreign exchange reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and there can be no assurance that future rates of exchange can be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. On September 8, 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE 'GENERAL INFORMATION-ORGANIZATION.'

B-2



                     ALLIANCE SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                            ALLIANCE BOND FUNDS

 SHORT-TERM U.S. GOVERNMENT FUND           SHORT-TERM MULTI-MARKET TRUST
    U.S. GOVERNMENT PORTFOLIO               MULTI-MARKET STRATEGY TRUST
     MORTGAGE STRATEGY TRUST           NORTH AMERICAN GOVERNMENT INCOME TRUST
 MORTGAGE SECURITIES INCOME FUND           GLOBAL DOLLAR GOVERNMENT FUND
        WORLD INCOME TRUST                   CORPORATE BOND PORTFOLIO

                         INFORMATION AND INSTRUCTIONS
_______________________________________________________________________________

TO OPEN YOUR NEW ALLIANCE ACCOUNT
Please complete the application and mail it to:
  Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

SIGNATURES-PLEASE BE SURE TO SIGN THE APPLICATION (SECTION 7)
If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 . a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).

REGISTRATION
To ensure proper tax reporting to the IRS:
 . Individuals, Joint Tenants and Gift/Transfer to a Minor:
  - Indicate your name exactly as it appears on your social security card.
 . Trust/Other:
  - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

PLEASE NOTE:
 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT:
 1-(800) 221-5672.


2


                          SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                            ALLIANCE BOND FUNDS
             (SEE INSTRUCTIONS AT THE FRONT OF THE APPLICATION)


              1. YOUR ACCOUNT REGISTRATION      (PLEASE PRINT)
_______________________________________________________________________________

[ ] INDIVIDUAL OR JOINT ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Owner's Name  (First Name)           (MI)          (Last Name)

|___|___|___| - |___|___| - |___|___|___|___|
Social Security Number (Required to open account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Joint Owner's Name* (First Name )    (MI)          (Last Name)

*JOINT TENANTS WITH RIGHT OF SURVIVORSHIP UNLESS OTHERWISE INDICATED

[ ]GIFT/TRANSFER TO A MINOR

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Custodian-One Name Only(First Name)  (MI)          (Last Name)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Minor's (First Name)                 (MI)          (Last Name)

|___|___|___| - |___|___| - |___|___|___|___|
Minor's Social Security Number (Required to open account)

Under the State of_____(Minor's Residence)Uniform Gifts/Transfer to Minor's Act

[ ] TRUST ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trustee

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trust

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trust (cont'd)

|_|_|_|_|_|_|_|_|_|_|_|_|_|
Trust Dated

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Tax ID or Social Security Number (Required to open account)

[ ] OTHER

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Corporation, Partnership or other Entity

|_|_|_|_|_|_|_|_|_|
Tax ID Number

2. ADDRESS

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Street

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                      State        Zip Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
If Non-U.S., Specify Country

|_|_|_| - |_|_|_| - |_|_|_|_|             |_|_|_| - |_|_|_| - |_|_|_|_|
Daytime Phone                             Evening Phone

I am a:  [ ] U.S. Citizen    [ ] Non-Resident Alien
         [ ] Resident Alien  [ ] Other ________________________________________


For Alliance Use Only


3



                             3. INITIAL INVESTMENT
_______________________________________________________________________________

MINIMUM: $250; MAXIMUM: CLASS B ONLY - $250,000; CLASS C ONLY - $5,000,000. MAKE ALL CHECKS PAYABLE TO THE ALLIANCE BOND FUND IN WHICH YOU ARE INVESTING.

I hereby subscribe for shares of the following Alliance Bond Fund(s):

                                               Class B          Class C
                               Class A       (CONTINGENT       (ASSET-
                              (INITIAL        DEFERRED          BASED
                               SALES   DOLLAR   SALES   DOLLAR  SALES    DOLLAR
                              CHARGE)  AMOUNT  CHARGE)  AMOUNT  CHARGE)  AMOUNT
                              -------- ------- -------- ------- -------- ------
[ ]Short-Term U.S. Government [ ] (37)         [ ] (51)         [ ] (337)
[ ]U.S. Government            [ ] (46)         [ ] (76)         [ ] (346)
[ ]Mortgage Strategy          [ ] (88)         [ ] (89)         [ ] (388)
[ ]Mortgage Securities Income [ ] (52)         [ ] (63)         [ ] (352)
[ ]World Income               [ ] (54)         not offered      not offered
[ ]Short-Term Multi-Market    [ ] (70)         [ ] (68)         [ ] (370)
[ ]Multi-Market Strategy      [ ] (22)         [ ] (23)         [ ] (322)
[ ]North American Government  [ ] (55)         [ ] (56)         [ ] (355)
[ ]Global Dollar Government   [ ] (166)        [ ] (266)        [ ] (366)
[ ]Corporate Bond             [ ] (95)         [ ] (295)        [ ] (395)


to be purchased with the enclosed check or draft for $ _______________ + NO CHECKWRITING AVAILABLE ON THESE FUNDS.


                    4. REDUCED CHARGES (CLASS A ONLY)
_______________________________________________________________________________

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

____________________  _______________  _____________________  _________________
Fund                  Account Number   Fund                   Account Number


A. RIGHT OF ACCUMULATION
[ ] Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.


B. STATEMENT OF INTENT
[ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[ ] $100,000       [ ] $250,000       [ ] $500,000       [ ] $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account

___________________  ________________  ___________________  ____________________
Name on Account      Account Number    Name on Account      Account Number


                          5. DISTRIBUTION OPTIONS
_______________________________________________________________________________

IF NO BOX IS CHECKED, ALL DISTRIBUTIONS WILL BE REINVESTED IN ADDITIONAL SHARES OF THE FUND

INCOME DIVIDENDS:(elect one)            [ ] Reinvest dividends
                                        [ ] Pay dividends in cash
                                        [ ] Use Dividend Direction Plan
CAPITAL GAINS DISTRIBUTION:(elect one)  [ ] Reinvest capital gains
                                        [ ] Pay capital gains in cash
                                        [ ] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a PREPRINTED VOIDED CHECK from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

_____________________________________  ________________________________________
Name                                   Existing Account No.

SPECIAL DISTRIBUTION INSTRUCTIONS:
        [ ] Please pay my distributions via check and send to the address indicated in Section 2.
        [ ] Please mail my distributions to the person and/or address designated below:

_____________________________________  ________________________________________
Name                                   Address

_____________________________________  ____________________  __________________
City                                   State                 Zip


                          6. SHAREHOLDER OPTIONS
_______________________________________________________________________________

A. AUTOMATIC INVESTMENT PROGRAM (AIP) **
I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a PREPRINTED VOIDED CHECK from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

The Fund requires signatures of bank account owners exactly as they appear on bank records.

______________________  _____________  _________________________  _____________
Individual Account      Date           Joint Account              Date

 **YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE ASSOCIATION (NACHA).


4



B. TELEPHONE TRANSACTIONS
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
Instructions:  .Review the information in the Prospectus about telephone transaction services.
               .Check the box next to the telephone transaction service(s) you desire.
               .If you select the telephone purchase or redemption privilege, you must write 'VOID' across the face of a check from the bank account you wish to use and attach it to this application.

PURCHASES AND REDEMPTIONS VIA EFT**
[ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

The fund requires signatures of bank account owners exactly as they appear on bank records.

_________________________  ______________  ____________________  ______________
Individual Account Owner   Date            Joint Account Owner   Date

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

[ ] I do NOT elect the telephone exchange service.
[ ] I do NOT elect the telephone redemption by check service.


C. SYSTEMATIC WITHDRAWAL PLAN (SWP) **
In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
 . $10,000 for monthly payments;  . $5,000 for bi-monthly payments;
 . $4,000 for quarterly or less frequent payments

[ ] I authorize this service to begin in ___________, 19____, for the amount of
                                           Month
$_____________($50.00 MINIMUM)

Frequency: (Please select one)  [ ] Monthly                      [ ] Bi-Monthly
                                [ ] Quarterly                    [ ] Annually
                                [ ] In the months circled: JFMAMJJASOND

Please send payments to: (please select one)
[ ] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy.
[ ] My address of record designated in Section 2.
[ ] The payee and address specified below:

______________________________________  _______________________________________
Name of Payee                           Address

______________________________________  ____________________  _________________
City                                    State                 Zip


D. AUTO EXCHANGE
[ ] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $__________ ($25.00 minimum) on the _______ day of the month, into the Alliance Fund noted below:

Fund Name: _____________________________________

[ ] Existing account number:____________________       [ ] New account

Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the next fund business day.) Certificates must remain unissued.


          7. SHAREHOLDER AUTHORIZATION THIS SECTION MUST BE COMPLETED
_______________________________________________________________________________

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor its Investment Adviser, Principal Underwriter, Transfer Agent or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

____________________________________________  _________________________________
Signature                                     Date

____________________________________________  _________________________________
Signature                                     Date


        DEALER/AGENT AUTHORIZATION FOR SELECTED DEALERS OR AGENTS ONLY.
-------------------------------------------------------------------------------
We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm _____________________________________________________________
Authorized Signature __________________________________________________________
Representative First Name _________________MI ________ Last Name ______________
Representative NumberBranch Office Address
City ________________________________ State ________ Zip Code _________________
Branch Number _______________________ Branch Phone (_____)_____________________

** YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE
ASSOCIATION (NACHA).                                             50136GEN-BFApp


5


SIGNATURE CARD                                           NAME OF FUND:
CLASS A OR CLASS C ACCOUNT #
(if known)
_______________________________________________________________________________
ACCOUNT NAME(S) AS REGISTERED
_______________________________________________________________________________
SOCIAL SECURITY NUMBER
_______________________________________________________________________________
AUTHORIZED SIGNATURE(S)-for joint accounts, all owners, or their legal representatives, must sign this card.
1..............................................................................
2..............................................................................
3..............................................................................
_______________________________________________________________________________
Check One Box   _ All the above signatures are required on checks written
                  against this account.
                _ Any one signature is acceptable on checks written against this account.
                _ A combination of signatures is required (specify number).


SUBJECT TO CONDITIONS PRINTED ON REVERSE SIDE.
                                           STATE STREET BANK AND TRUST COMPANY


The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to Alliance

_________________________________________ ("the Fund") or its transfer agent as requests to redeem shares of "the Fund" registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and "the Fund" reserve the right to change, modify or terminate this checking account and authorization at any time.

CHECKS MAY NOT BE FOR LESS THAN $500 or such other minimum amount as may from time to time be established by "the Fund" upon prior written notice to its shareholders. Shares purchases by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.

No checkwriting available on Alliance World Income and Alliance Corporate
Bond.

ENCLOSE THIS CARD WITH THE APPLICATION FORM
                                                                 50136GEN-BFSC

This is filed pursuant to Rule 497(c).
File Nos. 2-48227 and 811-02383.

(LOGO)(R)                                ALLIANCE BOND FUND, INC.
                                        -CORPORATE BOND PORTFOLIO
________________________________________________________________

P. O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4681
________________________________________________________________

              STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1995
________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current
Prospectus for the Fund's Corporate Bond Portfolio dated
November 1, 1995. A copy of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        TABLE OF CONTENTS
                                                             Page

    Description of the Portfolio. . . . . . . . . . . . . . .   2

    Management of the Fund  . . . . . . . . . . . . . . . . .  23

    Purchase of Shares  . . . . . . . . . . . . . . . . . . .  33

    Redemption and Repurchase of Shares . . . . . . . . . . .  49

    Shareholder Services. . . . . . . . . . . . . . . . . . .  52

    Net Asset Value . . . . . . . . . . . . . . . . . . . . .  58

    Portfolio Transactions  . . . . . . . . . . . . . . . . .  60

    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .  61

    General Information . . . . . . . . . . . . . . . . . . .  67

    Financial Statements and Report of Independent
      Auditors  . . . . . . . . . . . . . . . . . . . . . . .  73
________________________________________________________________

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                  DESCRIPTION OF THE PORTFOLIO
________________________________________________________________

INTRODUCTION TO THE FUND

    Alliance Bond Fund, Inc. (the "Fund") is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series referred to as "Portfolios." Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. A shareholder in a Portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then current net asset value of that Portfolio represented by the redeemed shares. (See "Purchase of Shares" and "Redemption and Repurchase of Shares," in the Portfolio's Prospectus.) The Fund is empowered to establish, without shareholder approval, additional Portfolios which may have different investment objectives.

    The Fund currently has two portfolios: the Corporate Bond
Portfolio and the U.S. Government Portfolio.

    Except as otherwise indicated, the Fund has investment policies that are not "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objectives may not be changed without shareholder approval. There can be, of course, no assurance that the Portfolio will achieve its investment objectives.

THE CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

    GENERAL. The primary investment objective of the Portfolio is to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio will attempt to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

HOW THE PORTFOLIO PURSUES ITS OBJECTIVES

    In pursuing these objectives, the Portfolio's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Portfolio follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the holders of a majority of the Portfolio's voting securities. The Portfolio also follows a policy of maintaining at least 65% of its net assets invested in corporate bonds. Moreover, the Portfolio intends to manage its portfolio actively by taking advantage of such trading opportunities as swaps to higher yielding bonds of similar quality and swaps to different types of bonds which are more attractive investments due to distortions in normal yield differentials.

    There is no minimum rating requirement applicable to the Portfolio's investments in fixed-income securities. Currently, the Portfolio believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher (securities rated at least Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P")). During the fiscal year ended June 30, 1995, on a weighted average basis, the percentages of the Portfolio's assets invested in securities rated in particular rating categories by Moody's or if unrated by Moody's, considered by Alliance Capital Management L.P. the Fund's investment adviser (the "Investment Adviser") to be of equivalent quality to such ratings, were as follows: 21% in A and above, 44% in Baa, 10% in Ba, and 8% in B. The Portfolio did not invest in securities rated below B by Moody's, or if unrated by Moody's, considered by the Investment Adviser to be of equivalent quality to such a rating. Securities rated Ba or below by Moody's or BB or below by S&P are often referred to as junk bonds. (See "Special Risk Considerations" below). The Portfolio expects that it will not retain a security which is downgraded below B, or if unrated, determined by the Investment Adviser to have undergone similar credit quality deterioration subsequent to purchase.

    The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer, excepting U.S. Government obligations. Further, the Portfolio will not own more than 10% of the outstanding voting securities of any issuer. The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed-income securities (including debt securities, convertible debt securities, U.S. Government (full faith and credit) obligations) and of common and preferred stocks in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Portfolio's investments will be income-producing. (See "Investment Restrictions", below, for additional restrictions which are fundamental policies of the Portfolio and which cannot be changed without shareholder approval).

    The Portfolio may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed income securities and instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). Sovereign Debt Obligations may include, as described below, securities issued in connection with foreign government debt restructurings as well as foreign government loan participations and assignments. Not more than 15% of the Portfolio's total assets may be invested in these other Sovereign Debt Obligations, substantially all of which may be high-yield, high-risk debt securities that are low-rated (i.e., below investment grade) or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. Investors should be aware that there are risks associated with investment by the Portfolio in foreign securities. See "Special Risk Considerations."

    BRADY BONDS. The Portfolio may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

    Brady Plan debt restructurings totalling more than $120 billion have been implemented to date in Argentina, Bolivia, Brazil, Costa Rica, The Dominican Republic, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Argentina, Brazil, Mexico and Venezuela.

    Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity ("Collateralized Brady Bonds").

    Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components:
(i) collateralized repayment of principal at final maturity;
(ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    STRUCTURED SECURITIES. The Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations and loan participations and assignments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

    The Portfolio is permitted to invest in a class of Structured
Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured
Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

    Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act. Under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate shares of expenses in the Portfolio (including management and advisory fees) and,indirectly, the expenses of such investment companies (including the management and advisory fees).

    LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 15% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P).

    In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired.

    When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value. Further, the assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment.

    OPTIONS. The Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 15% of its total assets.

    The Portfolio may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance in periods of rising interest rates and falling bond prices, the Portfolio might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might purchase a call option. In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

    When the Portfolio writes a put option it must either own at all times during the option period an offsetting put option on the same security or maintain in a segregated account cash or high-grade debt securities in an amount adequate to purchase the underlying security should the put be exercised. When the Portfolio writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by the Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised the Portfolio would be obligated to sell the underlying security at the exercise price.

    The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

    The Portfolio may also write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Custodian, cash or liquid high-grade debt securities in an amount not less than the market value of the underlying security, marked to market daily.

    The Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

    The Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by the Portfolio from writing the option.

    The Portfolio generally purchases or writes options in negotiated transactions. The Portfolio effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Investment Adviser. The Investment Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing purchase transaction at a time when the Investment Adviser believes it would be advantageous to do so.

    INTEREST RATE TRANSACTIONS. In order to attempt to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

    The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only be entered into on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Investment Adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accordingly, they are less liquid than swaps.

    ZERO COUPON SECURITIES. To the extent consistent with its investment objectives, the Portfolio may invest without limit in "zero coupon" securities, which are debt securities that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. The Portfolio may also invest in "pay-in-kind" debentures (i.e., debt obligations, the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Mortgage-related securities in which the Portfolio may invest may also include collateralized mortgage obligations ("CMOs") and multi-class pass-through securities. CMOs are debt obligations issued by special purpose entities that are secured by mortgage-backed certificates, including, in many cases, certificates issued by governmental and government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. CMOs and multi-class pass-through securities (collectively CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the United States Government or by private organizations. The issuer of a CMO may elect to be treated as a Real Estate Mortgage

Investment Conduit ("REMIC").

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

    One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches are known as "floating rate CMOs". Floating rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared.

    The staff of the Securities and Exchange Commission (the "Commission") has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a 1991 staff interpretation, the Portfolio's investments in certain qualifying CMOs, including REMICs, are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio will require that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

    ILLIQUID SECURITIES. The Fund will not invest in securities for which there is no public market (i.e., illiquid securities). For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

    The Investment Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Investment Adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

    SPECIAL RISK CONSIDERATIONS. Securities rated Baa are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

    The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

    The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

    The Investment Adviser will try to reduce the risk inherent in the Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Investment Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Investment Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Investment Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

    Non-rated securities will also be considered for investment by the Portfolio when the Investment Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

    In seeking to achieve the Portfolio's primary objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

    EXTENT OF TRADING. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

    ECONOMIC AND POLITICAL FACTORS. By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic change in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

    Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

    Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

    Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested in the restructuring and rescheduling of these obligations to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements; and may therefore have access to information not available to other market participants.

    The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

    To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to those forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

    Expropriation, confiscatory taxation, nationalization, political or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

    INVESTMENT CONTROLS AND REPATRIATION. Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

    Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of the sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

    OTHER CHARACTERISTICS OF INVESTMENT IN FOREIGN ISSUES. Foreign securities investments are affected by changes in currency rates or exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversion of currencies held by the Portfolio.

    There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

    Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

    FUNDAMENTAL INVESTMENT POLICIES. The following restrictions supplement those already discussed. These restrictions may not be changed without shareholder approval which means the vote of
(1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

    The following restrictions provide that the Portfolio may not:

    1. Purchase any security of any issuer (other than United
States Government securities) if as a result more than 5% of the value of its total assets would consist of the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of any issuer;

    2. Purchase the securities of any other investment company except in a regular transaction in the open market or as part of a merger, consolidation or purchase of assets;

    3. Invest more than 5% of the value of its total assets in the securities of any issuer, the business of which has been in continuous operation for less than three years;

    4. Purchase or retain the securities of any issuer if those officers and directors of the Fund or of the Investment Adviser beneficially owning individually more than 1/2 of 1% of the securities of such issuer together beneficially own more than 5% of the securities of such issuer;

    5. Invest in other companies for the purpose of exercising control of management;

    6. Purchase securities on margin, except that the Portfolio may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the Portfolio to enable the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Portfolio will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Portfolio's total assets) or sell securities short;

    7. Borrow money except as previously set forth in 6 above;

    8. Make loans to other persons except loans of securities collateralized in cash at 100% each business day (the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan);

    9. Purchase any security (other than United States Government securities) if as a result more than 25% of the value of its total assets would be invested in any one industry;

    10. Underwrite securities issued by other persons;

    11. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933, as amended, or any securities having no public market;

    12. Purchase or sell commodities or commodity contracts;

    13. Purchase or sell real estate, except that the Portfolio may invest in marketable securities secured by real estate or interests therein or issued by companies including real estate investment trusts, which deal in real estate or interests therein;

    14. Participate in a joint, or a joint and several, trading account in securities;

    15. Invest in interests in oil, gas or other mineral leases exploration or development programs;

    16. Issue any securities senior to the capital stock offered hereby; or

    17. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such warrants valued at the lower of cost or market would exceed 5% of the value of the Portfolio's net assets at the time of purchase provided that not more than 2% of the Portfolio's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

    The foregoing percentage limitations will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of such security.

PORTFOLIO TURNOVER. Because the Portfolio will actively use trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies, the Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis and, correspondingly, larger mark-up charges can be expected to be borne by the Portfolio in such cases. Management anticipates that the annual turnover in the Portfolio may be in excess of 600% in future years but is not expected to exceed 700%. An annual turnover rate of 600% occurs, for example, when all of the securities in the Portfolio are replaced six times in a period of one year. The portfolio turnover rates for the fiscal years ended June 30, 1994 and 1995 were 372% and 387%, respectively.

    The value of the Portfolio's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objectives will be achieved.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

DIRECTORS AND OFFICERS

    The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Investment Adviser. Unless otherwise specified, the address of each of such persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

    JOHN D. CARIFA*, 50, Chairman of the Board of Directors and President of the Fund, is the President and the Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC")** with which he has been associated since prior to 1990.

    RUTH BLOCK, 64, is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Previously, she was an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1990. Her address is Box 4653, Stamford, Connecticut 06903.

    DAVID H. DIEVLER, 66, was formerly Chairman of the Board and President of the Fund, and a Senior Vice President of ACMC with which he had been associated since prior to 1990 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

    JAMES R. GREENE, 74, is an independent financial consultant since prior to 1990. He is also a Director of ASARCO, Incorporated (metals smelting and refining), Bank Leumi Trust Co., Buck Engineering Company (manufacturing), American Reliance Insurance Co. (insurance) and United Tote (computer software). His address is 134 Buttonwood Drive, Fair Haven, New Jersey 07701.

-----------------------------
 * An "interested person" of the Fund as defined in the 1940 Act.

** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Investment Adviser, and to the predecessor general partner of the Investment Adviser of the same name.

         DR. JAMES M. HESTER, 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation with which he has been associated since prior to 1990. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 56, is a partner in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1990. He is Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining) and Faber-Castell Corporation (writing products). His address is 80 Pine Street, New York, New York 10005.

         EUGENE F. O'NEIL, 71, is Managing Director of O'Neil
Asset Management (private investments) with which he has been associated since prior to 1990. His address is 24 Byfield Lane, Greenwich, Connecticut 06830.

         ROBERT C. WHITE, 75, was formerly Vice President and the
Chief Financial Officer of the Howard Hughes Medical Institute since prior to 1990. Prior thereto, he was an Assistant
Treasurer of the Ford Motor Company. He is currently an independent consultant. His address is 30825 River Crossing, Bingham Farms, Michigan 48025.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN AND PRESIDENT (see biography, above).

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 54, is an
Executive Vice President of ACMC with which he has been associated since prior to 1990.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 35, has been a Senior Vice President of ACMC since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1990.

         PAUL J. DENOON, VICE PRESIDENT, 33, is a Vice President of ACMC with which he has been associated since January 1992.
Previously, he was a Vice President at Manufacturers Hanover
Trust since prior to 1990.

         EDMUND P. BERGAN, JR., SECRETARY, 45, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. with which he has been associated since prior to 1990.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 34, is Vice
President and Associate General Counsel of Alliance Fund
Distributors, Inc. with which he has been associated since May

1995.  Previously, he was Vice President and Counsel of Concord
Financial Holding Corporation since 1994, Vice President and
Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1990.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
45, is a Vice President of Alliance Fund Distributors, Inc. and a
Senior Vice President of Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

         PATRICK J. FARRELL, CONTROLLER, 36, is a Vice President of Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

         JOSEPH J. MANTINEO, ASSISTANT CONTROLLER, 36, is a Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

         STEPHEN M. ATKINS, ASSISTANT CONTROLLER, 30, has been a
Manager of Mutual Fund Accounting of Alliance Fund Services, Inc.
with which he has been associated since prior to 1990.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended June 30, 1995, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which the Investment Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                       Total Number of Funds
                                                       in the Alliance Fund
                                   Total Compensation  Complex, Including
                   Aggregate       from the Alliance   the Fund, as to which
Name of Director   Compensation    Fund Complex,       the Director is a
of the Fund        from the Fund   Including the Fund  Director or Trustee
________________   _____________   __________________  _______________________

John D. Carifa          $-0-            $-0-                    49
Ruth Block               1,761           157,000                36
David H. Dievler           761           -0-                    42
James R. Greene          1,750            77,500                11
Dr. James M. Hester      1,761           154,500                37
Clifford L. Michel       1,386           120,500                36
Eugene F. O'Neil         1,750            20,500                 5
Robert C. White          1,761           133,500                36

         As of October 13, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

INVESTMENT ADVISER

         Alliance Capital Management L.P. (the "Investment Adviser"), a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory contract (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Investment Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which more than $47 billion represented the assets of investment companies). The Investment Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Investment Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 50 registered investment companies comprising 104 separate investment portfolios managed by the Investment Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Investment Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Investment Adviser ("Units"). As of June 30, 1995, approximately 3% and 9% of the Units were owned by the public and employees of the Investment Adviser and its subsidiaries, respectively, including employees of the Investment Adviser who serve as Directors of the Fund.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

         Under the Investment Advisory Contract, the Investment Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Investment Adviser. The Investment Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Investment Adviser pays the Fund on the first business day of July, October, January and April the amount, if any, by which the Portfolio's operating expenses for the preceding quarter (exclusive of interest, taxes, brokerage expenditures pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that presently the most restrictive expense ratio limitations imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's aggregate average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Expense reimbursements, if any, are accrued daily and paid monthly. No such reimbursement was required for the year ended June 30, 1995.

         For the fiscal years ended June 30, 1993, 1994 and 1995, the Investment Adviser received under the advisory agreement then in effect, $864,579, $2,565,102 and $2,989,872, respectively, as advisory fees from the Portfolio.

         The Investment Advisory Contract became effective on July 22, 1992. The Investment Advisory Contract replaced an earlier, substantially identical agreement (the "First Advisory Agreement") that terminated because of its technical assignment as a result of AXA's acquisition of control over Equitable. In anticipation of the assignment of the First Advisory Agreement, the Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Investment Advisory Contract. An amendment to the Investment Advisory Contract to increase the rate of the advisory fee paid by the Portfolio was approved by the Board of Directors at a Special Meeting held on October 20, 1992 and by a majority of the outstanding voting securities of the Portfolio at a Special Meeting held on December 29, 1992.

         The Investment Advisory Contract continues in effect for successive twelve-month periods computed from each July 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party. Most recently, continuance of the Investment Advisory Contract until June 30, 1996 was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on June 13, 1995.

         The Investment Advisory Contract is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Investment Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Investment Adviser may have investment objectives and policies similar to those of the Fund. The Investment Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Investment Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Investment Adviser to the accounts involved, including the Fund. When two or more of the clients of the Investment Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Capital Reserves, Alliance Counterpoint

Fund, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., Fiduciary Management Associates, The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992, and was amended as of April 30, 1993 to permit the distribution of an additional class of shares, Class C shares. The amendment to the

Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose held on February 23, 1993, and by the initial holder of Class C shares of the Fund on April 30, 1993.

         The Investment Adviser may, from time to time and from its own funds or such other resources as may be permitted by rules of the Commission, make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Portfolio's fiscal year ended June 30, 1995, with respect to Class A shares, the distribution services fees for expenditure payable to the Principal Underwriter amounted to $658,962, which constituted .30 of 1% of the Portfolio's average daily net assets during the period, and the Investment Adviser made payments from its own resources aggregating $175,191. Of the $834,153 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class A shares, $36,982 was spent on advertising, $17,374 on the printing and mailing of prospectuses for persons other than current shareholders, $587,905 for compensation to broker-dealers and other financial intermediaries (including $82,254 to the Fund's Principal Underwriter), $29,532 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Portfolio, and $162,360 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Portfolio's fiscal year ended June 30, 1995, with respect to Class B shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $2,081,926, which constituted 1% of the Portfolio's average daily net assets during such period, and the Investment Adviser made payments from its own resources aggregating $1,396,137. Of the $3,478,063 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class B shares, $79,449 was spent on advertising, $37,565 on the printing and mailing of prospectuses for persons other than current shareholders, $2,291,667 for compensation to broker-dealers and other financial intermediaries (including $174,044 to the Fund's Principal Underwriter), $50,280 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Portfolio, and $288,919 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $730,183 was spent on financing of interest relating to Class B shares.

         During the Portfolio's fiscal year ended June 30, 1995, with respect to Class C shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to

$505,105, which constituted 1% of the Portfolio's average daily net assets during such period, and the Investment Adviser made payments from its own resources aggregating $215,479. Of the $720,584 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class C shares, $27,919 was spent on advertising, $12,389 on the printing and mailing of prospectuses for persons other than current shareholders, $564,833 for compensation to broker-dealers and other financial intermediaries (including $61,213 to the Fund's Principal Underwriter), $17,253 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Portfolio, and $98,190 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue in effect for successive twelve-month periods (computed from each July 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until June 30, 1996 at their meeting held on June 13, 1995.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund, voting separately by class. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the disinterested Directors who have no direct or indirect financial interest in the Rule 12b-1 Plan, the Agreement or any related agreement or by a majority vote of the outstanding shares of the Fund, voting separately by class, or (b) by the Principal Underwriter. To terminate the Agreement, either party must give the other party 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior written notice to the Principal Underwriter. The Rule 12b-1 Plan will terminate automatically in the event of its assignment.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Investment Adviser, receives a transfer agency fee per account holder for each of the Class A shares, Class B shares and Class C shares of the Portfolio, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency fee with respect to the Class A shares or the Class C shares, reflecting the additional costs associated with Class B contingent deferred sales charge. For the fiscal year ended June 30, 1995, the Fund paid Alliance Fund Services, Inc. $627,480 for transfer agency services.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Portfolio's Prospectus under the headings "Purchase and Sale of Shares -- How To Buy Shares, How To Sell Shares, and
Shareholder Services."

GENERAL

         Shares of the Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Portfolio are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is

$250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Portfolio offers an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Portfolio's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of the Portfolio in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Portfolio is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor and the amount of the purchase, as shown in the table below under "Initial Sales Charge Alternative -- Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in the Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value.

         The Fund will accept unconditional orders for shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Portfolio. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Portfolio. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

ALTERNATIVE PURCHASE ARRANGEMENTS

         The Portfolio issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and, in the case of Class B shares, higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by

Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. In addition, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a three-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

         During the Fund's fiscal periods ended June 30, 1995, 1994 and 1993, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio in each year was $1,563,728, $3,198,135 and $3,678,200, respectively, and of that amount, the Principal Underwriter received amounts of $62,554, $118,140 and $30,676, respectively, representing that portion of the Class A sales charges paid on Class A shares of the Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal period ended June 30, 1995, the Principal Underwriter received $482,577 in contingent deferred sales charges from the redemption of Class B shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

         The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                      Initial Sales Charge
                      ____________________
                                                      Discount or
                                                      Commission
                                      As % of         to Dealers
                     As % of          the             or Agents
                     Net              Public          As % of
Amount of            Amount           Offering        Offering
Purchase             Invested         Price           Price
__________________   ________         ________        __________

Less than
  $100,000..........  4.44%            4.25%            4.00%
$100,000 but
    less than
    250,000 ......    3.36             3.25             3.00
250,000 but
    less than
    500,000.......    2.30             2.25             2.00
500,000 but
    less than
    1,000,000*....    1.78             1.75             1.50

____________________

*There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and Class B shares, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Investment Adviser may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. The Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Portfolio aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Portfolio on June 30, 1995.

         Net Asset Value per Class A Share
            at June 30, 1995                     $12.92

         Per Share Sales Charge - 4.25%
            of offering price   (4.44%              .57
            of net asset value per share)

         Class A Per Share Offering Price
            to the Public                        $13.49


         An investor choosing the initial sales charge alternative may under certain circumstances be entitled to pay
(i) no initial sales charge (but subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which an investor may pay a reduced initial sales charge or no initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio

  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -The Alliance Growth Fund
  -The Alliance Conservative Investors Fund
  -The Alliance Growth Investors Fund
  -The Alliance Short-Term U.S. Government Fund
  -The Alliance Strategic Balanced Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

          (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

        (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000, purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Portfolio or any other Alliance Mutual Fund, to qualify for the 3.25% initial sales charge on the total amount being invested (the initial sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of the Portfolio subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolio or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of the Portfolio will be that normally applicable, under the schedule of the initial sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period, and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A shares of the Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without any contingent deferred sales charge to certain categories of investors, including: (i) investment advisory clients of the Investment Adviser or its affiliates;
(ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Investment Adviser; present or retired full-time employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40
Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                             Contingent Deferred
                                             Sales Charge as
                                             a % of
     Year                                    Dollar Amount
     Since Purchase                          Subject to Charge

        First                                       3.0%
        Second                                      2.0%
        Third                                       1.0%
        Thereafter                                  None

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any shares in the shareholder's Portfolio account that are not subject to a contingent deferred sales charge, second of Class B shares held for over two years and third of Class A shares that are subject to contingent deferred sales charge held shortest during the one-year period during which such shares are subject to the sales charge. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

         The contingent deferred sales charges on Class A and Class B shares are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Portfolio's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

ASSET-BASED SALES CHARGE ALTERNATIVE--CLASS C SHARES

         Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Share--How to Sell Shares."

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange (the "Exchange") is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A shares and Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Requests for redemption of shares for which no stock certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Except as noted below, each Portfolio shareholder is eligible to request redemption, once in any 30-day period, of Portfolio shares by telephone at
(800) 221- 5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request,
(iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Investment Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

REPURCHASE

         The Portfolio may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares and Class B shares). Normally, if shares of the Portfolio are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services."

SHAREHOLDER SERVICES APPLICABLE TO ALL THREE CLASSES

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Portfolio through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         Class A shareholders of the Portfolio can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares and for shares of Alliance World Income Trust, Inc. without the payment of any sales or service charges. For purposes of applying applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares have been held. Prospectuses for each Alliance Mutual Fund may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois,
(800) 227-4170.

         Class B shareholders of the Portfolio can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held. After an exchange, new Class B shares will automatically convert into Class A shares in accordance with the conversion schedule applicable to the Alliance Mutual Fund Class B shares originally purchased for cash, and when redemption occurs, the contingent deferred sales charge schedule applicable to the Class B shares originally purchased for cash is applied.

         Class C shareholders of the Portfolio can exchange their Class C shares for Class C shares of any other Alliance Mutual
Fund that offers Class C shares.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Portfolio shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

         Neither the Alliance Funds nor the Investment Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Portfolio may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Portfolio has available forms of such plans pursuant to which investments can be made in the Portfolio and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Prospectus, or write to:

                        Alliance Fund Services, Inc.
                        Retirement Plans
                        P.O. Box 1520
                        Secaucus, N.J.  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Portfolio is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by the qualified plan reaches $5 million on or before December 15 in any year, all Class B shares and C shares of the Portfolio held by such plan can be exchanged, without any sales charge, for Class A shares of such Portfolio.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation, minimum $25 per pay period, may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Portfolio.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

         GENERAL. Any shareholder who owns or purchases shares of the Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

         Shares of the Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CLASS B CDSC WAIVER FOR SHARES ACQUIRED AFTER JULY 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge. Class B shares acquired after July 1, 1995 that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Portfolio account, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

STATEMENTS AND REPORTS

         Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The net asset value of shares of the Portfolio on which the subscription and redemption prices are based is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange next following receipt of a purchase or redemption order (and on any other day on which trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares) and, is the quotient obtained by dividing the value of the net assets of the Portfolio (i.e., the value of the securities and other assets of the Portfolio, less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of the Portfolio outstanding. For purposes of this computation, portfolio securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected in the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the quoted bid price thereof at the close of the Exchange on such day. If no bid is quoted on such day, then the securities are valued at the mean of the bid and asked prices at the close of the Exchange on the day such valuation is made as obtained from two dealers regularly making a market in such security, except that where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer.

         Securities not listed on the Exchange but listed on other national securities exchanges are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded over-the-counter, including listed debt securities whose primary market is believed by the Fund's management to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on the days such valuation is made as obtained from two dealers regularly making a market in such securities, except that where a bid and asked price can be obtained from only one such dealer, such securities are valued at the mean of the bid and asked price obtained from such dealer. Securities for which no bid and asked price quotations are readily available are valued by such methods as the Directors of the Fund determine in good faith to reflect the fair market value thereof. Restricted securities and all other assets of the Portfolio are valued in such manner as the Directors of the Fund in good faith deem appropriate to reflect fair market value thereof.

         The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Commission.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

         The Investment Adviser makes the decisions for the Portfolio and determines the broker or dealer to be used in each specific transaction. Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Investment Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Investment Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Investment Adviser. Such services may be used by the Investment Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Investment Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker.

         No transactions for the Portfolio are executed through any broker or dealer affiliated with the Fund's Investment Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Investment Adviser. During the fiscal years ended June 30, 1993, 1994 and 1995, the Portfolio incurred no brokerage commissions.

________________________________________________________________

                              TAXES
________________________________________________________________

         The Fund advises the Portfolio's shareholders annually as to the Federal income tax status of dividends and distributions made to the Portfolio's shareholders during each calendar year.

         GENERAL. The Portfolio intends for each taxable year to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition within three months of their acquisition by the Portfolio of stocks, securities, options, futures or forward contracts and foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Portfolio's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and
(iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than

U.S. Government Securities or securities of other regulated investment companies). These requirements, among other things, may limit the Portfolio's ability to write and purchase options, to enter into interest rate swaps and to purchase or sell interest rate caps or floors.

         If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Portfolio intends to make timely distributions of the Portfolio's income so that the Portfolio will not be subject to federal income or excise taxes.

         The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by the Portfolio and of sales or redemptions of Portfolio shares, and assumes that the Portfolio qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Portfolio, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

         DIVIDENDS AND DISTRIBUTIONS. The Portfolio intends to make timely distributions of the Portfolio's taxable income

(including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Portfolio to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Portfolio shares. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio.

         After the end of the taxable year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

         SALES AND REDEMPTIONS. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         BACKUP WITHHOLDING. The Portfolio may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         UNITED STATES FEDERAL INCOME TAXATION OF THE FUND. The following discussion relates to certain significant United States federal income tax consequences to the Portfolio with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Portfolio will be taxed as a regulated investment company for each of its taxable years.

         PASSIVE FOREIGN INVESTMENT COMPANIES. Certain of the Portfolio's investments in Structured Securities may constitute, for federal income tax purposes, investments in shares of foreign corporations. If the Portfolio owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Portfolio does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Portfolio may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Portfolio to its United States shareholders. The Portfolio may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Portfolio as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Portfolio or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Treasury has issued proposed regulations which would provide a "mark-to-market" election solely with respect to gain inherent in PFIC stock held by a regulated investment company, such as the Portfolio, which does not elect to treat the PFIC as a "qualified electing fund." If the proposed regulations are adopted in final form and the election provided therein were to be made by the Portfolio, the Portfolio would recognize a gain as of the last business day of its taxable year the excess of the fair market value of each share of stock in the PFIC over the Portfolio's adjusted tax basis in that share. This gain, which would be treated as derived from securities held by the Portfolio for at least three months, generally would not be subject to the deferred tax and interest charge amounts to which it might otherwise be subject, as discussed above, in the event of an "excess distribution" or gain with regard to shares of a PFIC.
If the Portfolio purchases shares in a PFIC and the Portfolio does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Portfolio may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Portfolio. Any such income would be subject to the 90 percent and calendar year distribution requirements described above.

         DISCOUNT OBLIGATIONS. Under current federal tax law, the Portfolio will include in income as interest each year, in addition to stated interest received on obligations held by the Portfolio, amounts attributable to the Portfolio from holding
(i) securities which were initially issued at discounts from their face values ("Discount Obligations") and
(ii) securities(including many Brady Bonds) purchased by the Portfolio at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Current federal tax law requires that a holder (such as the Portfolio) of a Discount Obligation accrue as income each year a portion of the discount at which the obligation was purchased by the Portfolio even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. The Portfolio will elect to likewise accrue and include in income each year a portion of the market discount with respect to a Discount Obligation or other obligation even though the Portfolio does not receive interest payments in cash on the securities which reflect that accrued discount.

         As a result of the applicable rules, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such sales, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such sales.

         OPTIONS. Certain listed options are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Portfolio will be treated as short-term capital gain or loss. In general, if the Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         TAX STRADDLES. Any option or other position entered into or held by the Portfolio in conjunction with any other position held by the Portfolio may constitute a "straddle" for federal income tax purposes. The Treasury Department has issued proposed regulations which, if adopted, would treat interest rate swaps, caps and floors entered into or purchased by the Portfolio as positions which may also constitute part of a straddle for federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of the Portfolio's gains and losses with respect to straddle positions.

         OTHER TAXES. Income received by the Portfolio also may be subject to state, local and foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

         The Portfolio is formally designated in the Charter of the Fund as the Monthly Income Portfolio. Class A shares of the Portfolio are classified in the Charter of the Fund as shares of Monthly Income Portfolio Common Stock, Class B shares of the Portfolio are classified in the Charter of the Fund as shares of Monthly Income Portfolio Class B Common Stock and Class C shares of the Portfolio are classified in the Charter of the Fund as shares of Monthly Income Portfolio Class C Common Stock. The Portfolio began conducting business as the Corporate Bond Portfolio as of January 4, 1993.

CAPITALIZATION

         The authorized capital stock of the Fund consists solely of 950,000,000 shares of Common Stock having a par value of $.001 per share. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. Shares of both Portfolios vote for the election of Directors and on any other matter that affects both Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

         The authorized capital stock of the Fund consists solely of 950,000,000 shares of Common Stock having a par value of $.001 per share. The authorized capital stock of the Portfolio currently consists of 250,000,000 shares of Class A Common Stock, $.001 par value, 50,000,000 shares of Class B Common Stock, $.001 par value, and 50,000,000 shares of Class C Common Stock, $.001 par value. Class A, Class B and Class C shares each represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each class and transfer agency expenses of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 distribution plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by class. The Fund has received an order from the Commission permitting issuance and sale of the three classes of shares representing interests in the Portfolio. The issuance and sale of any additional classes will require an additional order from the Commission.

         There is no assurance that such exemptive relief would be granted. The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B and Class C Common Stock.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future,for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         As of the close of business on October 13, 1995, there were 42,670,250 shares of common stock of the Portfolio outstanding. Of this amount, 18,240,388 shares were Class A, 20,158,744 shares were Class B and 4,271,118 shares were Class C. To the knowledge of the Portfolio, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares the Portfolio as of October 13, 1995:

                             No of        % of     % of     % of
Name and Address             Shares     Class A  Class B  Class C
________________             ______     _______  _______  _______

Merrill Lynch               1,471,218   8.07%
Mutual Fund Operations
4800 Deer Lake Dr. East,
  3rd Floor
Jacksonville, FL 32244-6486

Merrill Lynch               3,820,620             19.00%
Mutual Fund Operations
4800 Deer Lake Dr. East,
  3rd Floor
Jacksonville, FL 32244-6486

Merrill Lynch               1,901,785                      44.53%
Mutual Fund Operations
4800 Deer Lake Dr. East,
  3rd Floor
Jacksonville, FL 32244-6486

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York, 10019 have been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time, the Portfolio may advertise its "yield," "actual distribution rate" and "total return." The Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is compounded separately for Class A, Class B and Class C shares. Advertisements of the Portfolio's total return disclose the Portfolio's average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the period since the Portfolio's inception). The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of the Portfolio shares is assumed to have been paid.

         On January 4, 1993, the Portfolio reclassified its outstanding shares as Class A shares. No Class B shares were outstanding prior to January 8, 1993. No Class C shares were outstanding prior to April 30, 1993. The yield for the month ended June 30, 1995 for the Class A shares of the Portfolio was 7.65%, for Class B shares was 7.27% and for Class C shares was 7.28%. The actual distribution rate for such period for the Portfolio for Class A shares was 8.45%, for Class B shares was 8.13% and for Class C shares was 8.13%. The Portfolio's average annual total return for the one-year period ended June 30, 1995, was 8.41%, for the five-year period ended June 30, 1995, was 11.99% and for the ten-year period ended June 30, 1995, was 10.79% for Class A shares of the Portfolio; the average annual total return for the one year ended June 30, 1995 was 9.54% and for the period January 3, 1993 (commencement of distribution) through June 30, 1995, was 10.18% for Class B shares of the Portfolio; and the average annual total return for the one-year period ended June 30, 1995, was 12.62% and for the period May 3, 1993 (commencement of distribution) through June 30, 1995, was 6.43% for Class C shares of the Portfolio.

         Yield and total return are computed separately for the Portfolio's Class A, Class B and Class C shares. The Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by the Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing the Portfolio's performance and such information may provide a basis for comparison with other investments. Such other investments may include certificates of deposit, money market funds and corporate debt securities. However, an investor should know that investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, the Portfolio's shares are not insured or guaranteed by the U.S. Government. In comparison, certificates of deposit are guaranteed and pay a fixed rate of return; money market funds seek a stable net asset value; and corporate debt securities may provide a higher yield than those available from the Portfolio.

         Advertisements quoting performance rankings or ratings of the Fund's Portfolio as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record payments of income dividends by the Portfolio may also from time to time be sent to investors or placed in newspapers and magazines, such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Portfolio has been ranked by Lipper in the category known as "corporate debt bonds BBB rated funds".

         In addition, Lipper has ranked the Portfolio #57 for Class A shares, #65 for Class B shares and #65 Class C shares, respectively, out of 77 corporate debt funds rated BBB for the period ended September 30, 1995. The Morningstar ratings and the Lipper rankings may be used in advertisements and sales literature relating to such Portfolio.

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance
Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information.

This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.















































                               72
00250123.AI0

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

STANDARD                                  PRINCIPAL
& POOR'S                                    AMOUNT
RATINGS(C)                                   (000)        VALUE
------------------------------------------------------------------
      COPORATE DEBT OBLIGATIONS-72.0%
      FINANCIAL-32.3%
NR    Commonwealth Savings Assn.
        14.875%, 7/01/95 *(a)              $ 1,000    $        -0-
BB-   Home Holdings, Inc.
        7.75%, 12/15/98                      6,250      5,203,125
        8.625%, 12/15/03                    26,000     18,915,000
NR    John Hancock Mutual Life Insurance Co.
        Surplus Note
        7.375%, 2/15/24 (b)                 27,750     25,925,770
A     Lehman Brothers Holdings, Inc.
        8.50%, 5/01/07                      25,000     26,638,700
BBB   Leucadia National Corp.
        Senior Subordinated Note
        8.25%, 6/15/05                      25,000     25,208,888
A+    Liberty Mutual Insurance Co.
        Surplus Note 144A
        8.20%, 5/04/07 (b)                  21,000     22,049,979
A     Mc Cuernavaca Trust
        9.25%, 7/25/01 (b)                  23,218     17,007,442
NR    New England Mutual Life Insurance Co.
        Surplus Note 144A
        7.875%, 2/15/24 (b)                 30,000     28,026,000
                                                      168,974,904

      INDUSTRIAL-20.6%
BBB-  Borden, Inc.
        7.875%, 2/15/23                     13,100     12,474,986
BB+   P T Alatief Freeport Finance
        Guaranteed Senior Note
        9.75%, 4/15/01                      15,000     16,143,750
BBB-  RJR Nabisco, Inc.
        7.625%, 9/15/03                     27,555     26,557,729
BB+   Viacom, Inc.
        Senior Note
        7.75%, 6/01/05                      25,000     25,250,000
AA-   Walt Disney Co.
        7.55%, 7/15/2093                    28,000     27,371,400
                                                      107,797,865

      TRANSPORTATION-5.4%
BB    United Airlines, Inc.
        11.21%, 5/01/14                    $23,000    $28,016,553

      MEDIA-5.2%
BBB-  Time Warner Entertainment
        9.15%, 2/01/23                      26,000     27,222,000

      UTILITIES-5.2%
BB+   Beaver Valley Power Station
        8.33%, 12/01/07                     23,250     22,980,300
NR    Hidroelectrica Alicura
        8.375%, 3/15/99                      5,000      4,200,000
                                                       27,180,300

      YANKEES-3.3%
NR    Consorcio Grupo Dina
        10.50%, 11/18/97                    10,000      7,000,000
NR    Grupo Mexicano de Desarrollo
        8.25%, 2/17/01                      25,200     10,458,000
                                                       17,458,000

      Total Coporate Debt Obligations
        (cost $387,622,940)                           376,649,622

      PREFERRED STOCK-13.0%
BBB   Central Hispano Capital Ltd.
        Series A
         pfd. 10.50%                           645     17,253,750
BBB   Credit Lyonnais Capital
        9.50% (b)                            1,300     30,355,000
A+    Grand Metropolitan Delaware
         Series A
        pfd. 9.42%                             739     20,507,250

      Total Preferred Stock
        (cost $65,171,515)                             68,116,000

      U.S. GOVERNMENT/AGENCY OBLIGATIONS-9.1%
      FEDERAL NATIONAL MORTGAGE ASSOCIATION-3.4%
AAA   Federal National Mortgage Assn.
        Zero coupon, 10/09/19             $100,000     17,687,000


5


PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

STANDARD                                 PRINCIPAL
& POOR'S                                   AMOUNT
RATINGS(C)                                  (000)         VALUE
-----------------------------------------------------------------
      U.S. TREASURY SECURITIES-5.7%
AAA   U.S. Treasury Bond Strip
        Zero coupon, 11/15/21              $88,000    $14,619,440
AAA   U.S. Treasury Strip
        Zero coupon, 2/15/11                43,000     15,120,090
                                                       29,739,530

      Total U.S. Government/
        Agency Obligations
        (cost $47,435,612)                             47,426,530

      SOVEREIGN DEBT-7.0%
      ARGENTINA-2.4%
NR    Repackaged Argentina
        Domestic Security Trust
        14.75%, 9/01/02 (b)                 18,000     12,555,000

      POLAND-4.6%
NR    Republic of Poland
        3.25%, 10/27/14                     40,000     24,000,000

      Total Other Sovereign
        Debt (cost $41,608,200)                        36,555,000

      STRUCTURED NOTE-1.3%
AAA   Morgan Guaranty Trust CD
        Argentina Par vs Treasury Spread Note
        9.00%, 7/14/95 (d)
        (cost $15,000,000)                  15,000      6,667,500


STANDARD
& POOR'S
RATINGS(C)                                CONTRACTS       VALUE
-----------------------------------------------------------------
      CALL OPTION PURCHASED-0.0%
NR    Republic of Argentina FRB
        expiring September 1995
        @ $72.50
        (cost $2,400)                       24,000   $     49,560

      TOTAL INVESTMENTS-102.4%
        (cost $556,840,667)                           535,464,212

      PUT OPTION WRITTEN-(0.4%)
NR    Republic of Argentina FRB
        expiring September 1995
        @ $68.50
        (premium received $2,354,400)       24,000     (1,934,736)

      TOTAL INVESTMENTS NET OF OPTION
        WRITTEN-102.0%                                533,529,476
        Other assets less
        liabilities-(2.0%)                            (10,358,122)

      NET ASSETS-100%                                $523,171,354


*    Non income producing security.

(a)  Currently non-salable and accordingly has no market value.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 1995 the aggregate market value of these securities amounted to $135,919,191 representing 26.0% of net assets.

(c)  Unaudited.

(d) Redemption value is linked to the change in the spread between Argentina Par Bonds, 4.25% due 2023 and U.S. Treasury Bonds, 6.25% due 2023.

     Glossary of Terms:
     FRB - Floating Rate Bond.
     NR -  Not rated.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $556,840,667)         $535,464,212
  Cash                                                              13,406,666
  Interest receivable                                               10,875,645
  Receivable for investment securities sold                          6,745,000
  Dividends receivable                                               1,129,596
  Receivable for capital stock sold                                  1,064,855
  Other assets                                                          85,556
  Total assets                                                     568,771,530

LIABILITIES
  Option written, at value (premium received $2,354,400)            1,934,736
  Payable for investment securities purchased                       38,339,911
  Dividends payable                                                  3,271,673
  Payable for capital stock redeemed                                 1,106,504
  Distribution fee payable                                             296,619
  Advisory fee payable                                                 267,733
  Accrued expenses                                                     383,000
  Total liabilities                                                 45,600,176

NET ASSETS                                                        $523,171,354

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $40,493
  Additional paid-in capital                                       548,492,365
  Undistributed net investment income                                  945,496
  Accumulated net realized loss on investments, options and
    other assets                                                    (5,350,209)
  Net unrealized depreciation of investments and options           (20,956,791)
                                                                  $523,171,354

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($230,750,139 /
    17,860,095 shares of capital stock issued and outstanding)          $12.92
  Sales charge-4.25% of public offering price                              .57
  Maximum offering price                                                $13.49

  CLASS B SHARES
  Net asset value and offering price per share ($241,393,089 /
    18,684,070 shares of capital stock issued and outstanding)          $12.92

  CLASS C SHARES
  Net asset value, redemption and offering price per share($51,028,126
    / 3,947,953 shares of capital stock issued and outstanding)         $12.93


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1995            ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                          $50,304,695
  Dividends                                           2,197,599
                                                                   $52,502,294
EXPENSES
  Advisory fee                                        2,989,872
  Distribution fee-Class A                              659,086
  Distribution fee-Class B                            2,081,787
  Distribution fee-Class C                              505,058
  Transfer agency                                       951,682
  Administrative                                        132,707
  Registration                                          110,306
  Audit and legal                                        85,142
  Printing                                               82,097
  Taxes                                                  65,791
  Custodian                                              60,426
  Directors' fees                                        13,829
  Miscellaneous                                          58,476
  Total expenses                                                     7,796,259
  Net investment income                                             44,706,035

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                      (4,810,533)
  Net realized loss on option transactions                          (3,042,631)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     21,545,851
    Options and other assets                                           757,122
  Net gain on investments                                           14,449,809

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $59,155,844


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS  ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

                                                     YEAR ENDED     YEAR ENDED
                                                   JUNE 30, 1995  JUNE 30, 1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $44,706,035    $30,576,660
  Net realized loss on investments and options
    transactions                                     (7,853,164)    (6,811,103)
  Net change in unrealized appreciation(depreciation)
    of investments, options, and other assets        22,302,973    (50,493,638)
  Net increase (decrease) in net assets from
    operations                                       59,155,844    (26,728,081)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (20,387,693)   (18,127,011)
    Class B                                         (17,840,438)    (9,665,798)
    Class C                                          (4,314,460)    (2,834,458)
  Distributions in excess of net investment income
    Class A                                                  -0-      (720,853)
    Class B                                                  -0-      (384,378)
    Class C                                                  -0-      (112,717)
  Net realized gain on investments
    Class A                                                  -0-    (4,062,857)
    Class B                                                  -0-    (2,221,716)
    Class C                                                  -0-      (637,584)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       52,386,982    242,871,795
  Total increase                                     69,000,235    177,376,342

NET ASSETS
  Beginning of year                                 454,171,119    276,794,777
  End of year (including undistributed net
    investment income of $945,496 in 1995)         $523,171,354   $454,171,119


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1995                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund, which is a Maryland corporation operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the Corporate Bond Portfolio (the 'Portfolio') only. The Portfolio offers three classes of shares; Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities for which bid and asked price quotations are not readily available or restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income or net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Portfolio accretes original issue discount as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


10


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P., (the 'Adviser'), an advisory fee at a annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Portfolio pursuant to the securities laws of certain states to the extent its aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No such reimbursement was required for the year ended June 30, 1995.

Pursuant to the advisory agreement, the Portfolio paid $132,707 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1995.

The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $627,480 for the year endedJune 30, 1995. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $62,554 from the sale of Class A shares and $482,577 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended June 30, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the Portfolio's average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $5,476,418 and $607,167, for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $1,947,345,106 and $1,935,820,629, respectively, for the year endedJune 30, 1995. At June 30, 1995, the cost of securities for federal income tax purposes was $558,492,410. Accordingly, gross unrealized appreciation of investments was $13,554,884 and gross unrealized depreciation of investments was $36,163,418, resulting in net unrealized depreciation of $22,608,534. At June 30, 1995, the Portfolio had a capital loss carryforward for federal income tax purposes of approximately $131,606,190 of which $8,836,071 expires in 1996; $93,188,575 in 1997; $14,295,126 in 1998; $258,361 in 2000 and $15,028,057 in
2003.

NOTEE: DERIVATIVES
1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended June 30, 1995 were as follows:

                                                         NUMBER OF
                                                         CONTRACTS    PREMIUMS
                                                         --------- ------------
Options outstanding at beginning of year                     0     $        -0-
Options written                                              5       6,402,175
Options terminated in closing purchase transactions         (3)     (3,603,775)
Options expired                                             (1)       (444,000)
Options outstanding at June 30, 1995                         1     $ 2,354,400


2. INTEREST RATE SWAPAGREEMENTS
The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an


12


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is genrally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on interest rate swap contracts.

For the year ended June 30, 1995, net realized gain on swap terminations amounted to $981,292.

NOTE F: CAPITAL STOCK
There are 350,000,000 shares of $.001 par value capital stock authorized for the Portfolio, of which 250,000,000 shares are designated as Class A and 50,000,000 each for Class B and Class C shares. Transactions in capital stock were as follows:

                                 SHARES                       AMOUNT
                        -------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                          JUNE 30,      JUNE 30,       JUNE 30,       JUNE 30,
                            1995          1994           1995           1994
                        -----------  ------------  -------------  -------------
CLASS A
Shares sold              4,080,977     5,742,930   $ 50,484,798   $ 82,239,666
Shares issued in
  reinvestment
  of dividends and
  distributions            793,256       872,225      9,725,083     12,392,066
Shares redeemed         (4,535,928)   (4,368,745)   (55,998,676)   (62,049,224)
Net increase               338,305     2,246,410     $4,211,205    $32,582,508

CLASS B
Shares sold              8,208,751    12,349,016   $100,252,498   $176,907,149
Shares issued in
  reinvestment
  of dividends and
  distributions            613,407       494,813      7,530,010      6,963,228
Shares redeemed         (4,864,645)   (2,041,176)   (58,632,382)   (28,339,156)
Net increase             3,957,513    10,802,653   $ 49,150,126   $155,531,221

CLASS C
Shares sold              2,047,757     5,917,632   $ 25,280,601   $ 85,653,634
Shares issued in
  reinvestment
  of dividends and
  distributions            168,260       153,436      2,081,504      2,154,714
Shares redeemed         (2,335,384)   (2,365,354)   (28,336,454)   (33,050,282)
Net increase (decrease)   (119,367)    3,705,714   $   (974,349)  $ 54,758,066


*  Commencement of distribution.


13


FINANCIAL HIGHLIGHTS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                               CLASS A
                                                         -------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                         -------------------------------------------------
                                                             1995      1994      1993      1992      1991
                                                         ---------  --------  --------  --------  --------
Net asset value, beginning of year                         $12.51    $14.15    $12.01    $11.21    $11.39

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        1.19      1.11      1.25      1.06      1.11
Net realized and unrealized gain (loss) on
  investments                                                 .36     (1.36)     2.13       .82      (.06)
Net increase (decrease) in net asset
  value from operations                                      1.55      (.25)     3.38      1.88      1.05

LESS: DISTRIBUTIONS
Dividends from net investment income                        (1.14)    (1.11)    (1.24)    (1.08)    (1.23)
Dividends in excess of net investment income                   -0-     (.03)       -0-       -0-       -0-
Distributions from net realized gains                          -0-     (.25)       -0-       -0-       -0-
Total dividends and distributions                           (1.14)    (1.39)    (1.24)    (1.08)    (1.23)
Net asset value, end of year                               $12.92    $12.51    $14.15    $12.01    $11.21

TOTAL RETURN
Total investment return based on net asset value (a)        13.26%    (2.58)%   29.62%    17.43%     9.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                $230,750  $219,182  $216,171   $60,356   $62,268
Ratio of expenses to average net assets                      1.24%     1.30%     1.39%     1.48%     1.44%
Ratio of net investment income to average net assets         9.70%     7.76%     9.29%     8.98%     9.84%
Portfolio turnover rate                                       387%      372%      579%      610%      357%


See footnote summary on page 16.


14


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            CLASS B
                                                  -----------------------------
                                                                     JANUARY 8,
                                                                       1993**
                                                  YEAR ENDED JUNE 30,    TO
                                                  -------------------  JUNE 30,
                                                     1995      1994      1993
                                                  --------  --------  ---------
Net asset value, beginning of period               $12.50    $14.15    $12.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                1.11      1.02       .49
Net realized and unrealized gain (loss) on
  investments                                         .36     (1.37)     1.69
Net increase (decrease) in net asset
  value from operations                              1.47      (.35)     2.18

LESS: DISTRIBUTIONS
Dividends from net investment income                (1.05)    (1.04)     (.50)
Dividends in excess of net investment income           -0-     (.01)       -0-
Distribution from net realized gains                   -0-     (.25)       -0-
Total dividends and distributions                   (1.05)    (1.30)     (.50)
Net asset value, end of period                     $12.92    $12.50    $14.15

TOTAL RETURN
Total investment return based on
  net asset value (a)                               12.54%    (3.27)%   17.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $241,393  $184,129   $55,508
Ratio of expenses to average net assets              1.99%     2.00%     2.10%*
Ratio of net investment income to
  average net assets                                 9.07%     7.03%     7.18%*
Portfolio turnover rate                               387%      372%      579%


See footnote summary on page 16.


15


FINANCIAL HIGHLIGHTS (CONTINUED)    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS C
                                                  -----------------------------
                                                                        MAY 3,
                                                                        1993**
                                                  YEAR ENDED JUNE 30,     TO
                                                  -------------------  JUNE 30,
                                                     1995      1994      1993
                                                  --------  --------  ---------
Net asset value, beginning of period               $12.50    $14.15    $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                1.10      1.02       .16
Net realized and unrealized gain (loss) on
  investments                                         .38     (1.37)      .53
Net increase (decrease) in net asset
  value from operations                              1.48      (.35)      .69

LESS: DISTRIBUTIONS
Dividends from net investment income                (1.05)    (1.05)     (.17)
Dividends in excess of net investment income           -0-       -0-       -0-
Distribution from net realized gains                   -0-     (.25)       -0-
Total dividends and distributions                   (1.05)    (1.30)     (.17)
Net asset value, end of period                     $12.93    $12.50    $14.15

TOTAL RETURN
Total investment return based on
  net asset value (a)                               12.62%    (3.27)%    5.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $51,028    50,860    $5,115
Ratio of expenses to average net assets              1.84%     1.99%     2.05%*
Ratio of net investment income to
  average net assets                                 8.95%     6.98%     5.51%*
Portfolio turnover rate                               387%      372%      579%


*    Annualized.
**   Commencement of distribution.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


16


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Corporate Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Corporate Bond Portfolio at June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP
New York, New York
August 11, 1995

This is filed pursuant to Rule 497(c).
File Nos. 2-48227 and 811-02383.

                                       ALLIANCE BOND FUND, INC. -
(LOGO)(R)                              U.S. GOVERNMENT PORTFOLIO
________________________________________________________________

P. O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4681
________________________________________________________________

              STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1995

________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the U.S. Government Portfolio dated November 1, 1995. A copy of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        TABLE OF CONTENTS

                                                             Page
    Description of the Portfolio . . . . . . . . . . . . .      2

    Management of the Fund . . . . . . . . . . . . . . . .     10

    Purchase of Shares . . . . . . . . . . . . . . . . . .     20

    Redemption and Repurchase of Shares. . . . . . . . . .     36

    Shareholder Services . . . . . . . . . . . . . . . . .     40

    Net Asset Value. . . . . . . . . . . . . . . . . . . .     47

    Portfolio Transactions . . . . . . . . . . . . . . . .     48

    Taxes. . . . . . . . . . . . . . . . . . . . . . . . .     49

    General Information. . . . . . . . . . . . . . . . . .     51

    Financial Statements and Report of Independent
      Auditors     . . . . . . . . . . . . . . . . . . . . . . 57
________________________________________________________________

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                  DESCRIPTION OF THE PORTFOLIO
________________________________________________________________

INTRODUCTION TO THE FUND

         Alliance Bond Fund, Inc. (the "Fund") is an open-end management investment company whose shares are offered in separate series referred to as "Portfolios." Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives policies. A shareholder in a Portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then current net asset value of that Portfolio represented by the redeemed shares. (See "Purchase Shares" and "Redemption and Repurchase Shares," in the Portfolio's Prospectus.) The Fund is empowered to establish, without shareholder approval, additional Portfolios which may have different investment objectives.

         The Fund currently has two portfolios: the U.S. Government Portfolio (the "Portfolio"), which is described in this Statement of Additional Information, and the Corporate Bond Portfolio, which is described in a separate Statement of Additional Information. Copies of Corporate Bond Portfolio's Prospectus and Statement of Additional Information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Prospectus.

THE U.S. GOVERNMENT PORTFOLIO

         Except as otherwise indicated, the Fund has investment policies that are not "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Portfolio will achieve its investment objective.

INVESTMENT OBJECTIVE

         The investment objective of the Portfolio is to seek as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, which cannot be changed without approval of the Portfolio's shareholders, the Portfolio pursues its objective by investing solely in securities that are issued or guaranteed by the U.S. Government or its instrumentalities and backed by the full faith and credit of the United States ("U.S. Government Securities").

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE

         The Portfolio pursues its investment objective by investing in U.S. Government Securities.

         U.S. Government securities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Farmers Home Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Federal Housing Administration and the Small Business Administration). The maturities of U.S. Government securities usually range from three months to 30 years.

         Securities issued by GNMA ("GNMA Certificates") differ in certain respects from other U.S. Government securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan-associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the United States. GNMA Certificates also differ from other U.S. Government securities in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the Certificate. Upon receipt, principal payments are used by the Portfolio to purchase additional U.S. Government securities.

         The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities. A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a price which is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

         Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Fund's categorization of U.S. Government securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will not be subject to any limitations on their purchase.

         Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

         Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

         The Portfolio may invest in stripped mortgage-related securities ("SMRS") which are derivative multi-class mortgage-related securities. The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. SMRS in which the Portfolio may invest are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA Certificates ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Portfolio may fail to fully recoup is initial investment in these securities. Due to their structure and underlying cash flows, SMRS, may be more volatile than mortgage-related securities that are not stripped.

         In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid. However, these securities will be treated as liquid provided they are so determined by, or under procedures approved by, the Board of Directors.

         Counsel to the Fund has advised the Fund that, in their view, shares of the Portfolio are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United States, (ii) savings and loan associations chartered under the laws of Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Illinois, Louisiana, Missouri, Nebraska, Nevada, New Jersey, Oklahoma, Pennsylvania, South Carolina, Utah, Washington and Wyoming; (iii) credit unions chartered under the laws of Alaska, Arizona, California, Maine, Michigan, Nevada, Ohio, Rhode Island, South Carolina and Utah, and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Hawaii,* Illinois, Indiana, Kansas, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Dakota,* Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Utah, Washington, West Virginia and Wyoming. Institutions in the asterisked states should obtain prior state regulatory approval before investing in shares of the Portfolio. In addition, the Fund believes that the Portfolio is currently a legal investment for savings and loan associations and commercial banks chartered under the laws of certain other states.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. See "Additional Investment Policies and Practices," below. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to a restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

          Alliance Capital Management L.P., the Fund's investment adviser (the "Investment Adviser"), acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Investment Adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission interpretation or position with respect to such type of securities.

PORTFOLIO TURNOVER. Because the Portfolio will actively use trading to benefit from yield disparities among different issues of U.S. Government securities or otherwise to achieve its investment objective and policies, the Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by the Portfolio. Management anticipates that the annual turnover in the Portfolio may be in excess of 400% in future years (but is not expected to exceed 500%). An annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio are replaced four times in a period of one year. The portfolio turnover rates for the fiscal years ended June 30, 1994 and 1995 were 188% and 190%, respectively.

         The value of the Portfolio's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objective will be achieved.

FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions supplement those set forth in the Prospectus for the Portfolio. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

         The following restrictions provide that the Portfolio may not:

              1.   Invest in companies for the purpose of
         exercising control of management;

              2. Issue any senior securities as defined in the Investment Company Act of 1940, as amended, (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments may be considered senior securities);

              3.   Participate on a joint or a joint and
         several basis in any trading account in securities;

              4.   Effect a short sale of any security;

              5. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities;

              6.   Invest in the securities of any other
         investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders; or

              7.   Write, purchase or sell puts, calls or
         combinations thereof;

    To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:
(i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (ii) make loans to other persons; (iii) effect a short sale of any security; (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or (v) write, purchase or sell puts, calls or combinations thereof.

    In addition to the restrictions set forth above in connection with the qualification of its shares for sale in certain states, the following restrictions apply and provide that the Portfolio may not:

              1.   Invest more than 15% of average net
         assets at the time of purchase in securities which are not readily marketable including restricted securities;

              2.   Invest in warrants (other than warrants
         acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result such warrants valued at the lower of cost or market would exceed 5% of the value of the Portfolio's net assets provided that not more than 2% of the Portfolio's net assets may be in warrants not listed on the New York or American Stock Exchanges;

              3.   Engage in the purchase of real estate
         (including limited partnership interests) excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate;

              4.   Invest in oil, gas or other mineral
         leases; or

              5.   Invest more than 15% of the Portfolio's
         total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

    The foregoing percentage limitations will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of such security.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

DIRECTORS AND OFFICERS

    The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the investment adviser (the "Investment Adviser"). Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

    JOHN D. CARIFA*, 50, Chairman of the Board of Directors and President of the Fund, is the President and the Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC")** with which he has been associated since prior to 1990.

    RUTH BLOCK, 64, is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Previously, she was an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1990. Her address is Box 4653, Stamford, Connecticut 06903.

    DAVID H. DIEVLER, 66, was formerly Chairman of the Board and President of the Fund, and a Senior Vice President of ACMC with which he had been associated since prior to 1990 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

    JAMES R. GREENE, 74, is an independent financial consultant since prior to 1990. He is also a Director of ASARCO, Incorporated (metals smelting and refining), Bank Leumi Trust Co., Buck Engineering Company (manufacturing), American Reliance Insurance Co. (insurance) and United Tote (computer software). His address is 134 Buttonwood Drive, Fair Haven, New Jersey 07701.

    DR. JAMES M. HESTER, 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation with which he has been associated since prior to 1990. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

    CLIFFORD L. MICHEL, 56, is a partner in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1990. He is Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining) and Faber-Castell Corporation (writing products). His address is 80 Pine Street, New York, New York 10005.

_______________________________
 * An "interested person" of the Fund as defined in the 1940 Act.

** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Investment Adviser, and to the predecessor general partner of the Investment Adviser of the same name.

    EUGENE F. O'NEIL, 71, is Managing Director of O'Neil Asset
Management (private investments) with which he has been associated since prior to 1990. His address is 24 Byfield Lane, Greenwich, Connecticut 06830.

    ROBERT C. WHITE, 75, was formerly Vice President and the Chief Financial Officer of the Howard Hughes Medical Institute since prior to 1990. Prior thereto, he was an Assistant Treasurer of the Ford Motor Company. He is currently an independent consultant. His address is 30825 River Crossing, Bingham Farms, Michigan 48025.

OFFICERS

    JOHN D. CARIFA, CHAIRMAN AND PRESIDENT (see biography, above).

    WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 54, is an Executive
Vice President of ACMC with which he has been associated since prior to 1990.

    KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 35, has been a
Senior Vice President of ACMC since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1990.

    PAUL J. DENOON, VICE PRESIDENT, 33, is a Vice President of
ACMC with which he has been associated since January 1992.
Previously, he was a Vice President at Manufacturers Hanover
Trust since prior to 1990.

    EDMUND P. BERGAN, JR., SECRETARY, 45, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. with which he has been associated since prior to 1990.

    DOMENICK PUGLIESE, ASSISTANT SECRETARY, 34, is Vice President and Associate General Counsel of Alliance Fund Distributors, Inc. with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1990.

    MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER, 45, is a Vice President of Alliance Fund Distributors, Inc. and a
Senior Vice President of Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

    PATRICK J. FARRELL, CONTROLLER, 36, is a Vice President of
Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

    JOSEPH J. MANTINEO, ASSISTANT CONTROLLER, 36, is a Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

    STEPHEN M. ATKINS, ASSISTANT CONTROLLER, 30, has been a
Manager of Mutual Fund Accounting of Alliance Fund Services, Inc.
with which he has been associated since prior to 1990.

    The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended June 30, 1995, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which the Investment Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                                       Total Number of Funds
                                                       in the Alliance Fund
                                   Total Compensation  Complex, Including
                   Aggregate       from the Alliance   the Fund, as to which
Name of Director   Compensation    Fund Complex,       the Director is a
of the Fund        from the Fund   Including the Fund  Director or Trustee
________________   _____________   __________________  _______________________

John D. Carifa        $-0-               $-0-                  49
Ruth Block             1,761              157,000              36
David H. Dievler         761              -0-                  42
James R. Greene        1,750               77,500              11
Dr. James M. Hester    1,761              154,500              37
Clifford L. Michel     1,386              120,500              36
Eugene F. O'Neil       1,750               20,500               5
Robert C. White        1,761              133,500              36


    As of October 13, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

INVESTMENT ADVISER

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory contract (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

    The Investment Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which more than $47 billion represented the assets of investment companies). The Investment Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Investment Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 50 registered investment companies comprising 104 separate investment portfolios managed by the Investment Adviser currently have more than two million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Investment Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Investment Adviser ("Units"). As of June 30, 1995, approximately 3% and 9% of the Units were owned by the public and employees of the Investment Adviser and its subsidiaries, respectively, including employees of the Investment Adviser who serve as Directors of the Fund.

    AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of

January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

    Under the Investment Advisory Contract, the Investment Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Investment Adviser. The Investment Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

    The Investment Adviser pays the Fund on the first business day of July, October, January and April the amount, if any, by which the Portfolio's operating expenses for the preceding quarter (exclusive of interest, taxes, brokerage expenditures pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that presently the most restrictive state expense ratio limitations imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's aggregate average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Expense reimbursements, if any, are accrued daily and paid monthly. No such reimbursement was required for the year ended June 30, 1995.

    For the fiscal years ended June 30, 1993, 1994 and 1995, the Investment Adviser received under the advisory agreement then in effect, $4,786,909, $8,098,159 and $7,422,436, respectively, as advisory fees from the Portfolio.

    The Investment Advisory Contract became effective on July 22, 1992. The Investment Advisory Contract replaced an earlier, substantially identical agreement (the "First Advisory Agreement") that terminated because of its technical assignment as a result of AXA's acquisition of control over Equitable. In anticipation of the assignment of the First Advisory Agreement, the Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Investment Advisory Contract.

    The Investment Advisory Contract continues in effect for successive twelve-month periods computed from each July 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party. Most recently, continuance of the Investment Advisory Contract until June 30, 1996 was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on June 13, 1995.

    The Investment Advisory Contract is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Investment Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

    Certain other clients of the Investment Adviser may have investment objectives and policies similar to those of the Fund. The Investment Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Investment Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Investment Adviser to the accounts involved, including the Fund. When two or more of the clients of the Investment Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

    The Investment Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., Fiduciary Management Associates, The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DISTRIBUTION SERVICES AGREEMENT

    The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

    The Agreement became effective on July 22, 1992, and was amended as of April 30, 1993 to permit the distribution of an additional class of shares, Class C shares. The amendment to the Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors, at a meeting called for that purpose held on February 23, 1993, and by the initial holder of Class C shares of the Fund on April 30, 1993.

    The Investment Adviser may, from time to time and from its own funds or such other resources as may be permitted by rules of the Commission, make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

    During the Portfolio's fiscal year ended June 30, l995, with respect to Class A shares, the distribution services fees for expenditure payable to the Principal Underwriter amounted to $1,367,925, which constituted .30 of 1.00% of the Portfolio's average daily net assets during the fiscal year, and the Investment Adviser made payments from its own resources aggregating $299,082. Of the $1,667,007 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class A shares, $69,065 was spent on advertising, $23,678 on the printing and mailing of prospectuses for persons other than current shareholders, $1,225,709 for compensation to broker-dealers and other financial intermediaries (including $153,927 to the Fund's Principal Underwriter), $39,432 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Portfolio, and $309,123 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    During the Portfolio's fiscal year ended June 30, 1995 with respect to Class B shares, the distribution services fees for expenditures payable to the Principal Underwriter amounted to $7,380,056, which constituted 1% of the Portfolio's average daily net assets during the fiscal year, and the Investment Adviser made payments from its own resources aggregating $1,602,308. Of the $8,982,364 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class B shares, $178,945 was spent on advertising, $53,079 on the printing and mailing of prospectuses for persons other than current shareholders, $5,111,685 for compensation to broker-dealers and other financial intermediaries (including $391,439 to the Fund's Principal Underwriter), $103,517 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Portfolio, $622,350 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $2,912,788 was spent on the financing of interest relating to Class B shares.

    During the Portfolio's fiscal year ended June 30, 1995, with respect to Class C shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $1,985,717, which constituted 1% of the Portfolio's average daily net assets during the fiscal year, and the Investment Adviser made payments from its own resources aggregating $462,502. Of the $2,448,219 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class C shares, $57,950 was spent on advertising, $20,411 on the printing and mailing of prospectuses for persons other than current shareholders, $2,112,691 for compensation to broker-dealers and other financial intermediaries (including $127,899 to the Fund's Principal Underwriter), $38,210 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Portfolio, and $218,957 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    The Agreement will continue in effect for successive twelve-month periods (computed from each July 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until June 30, 1996 at their meeting held on June 13, 1995.

    In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the

Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal
Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

    All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund, voting separately by class. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the disinterested Directors who have no direct or indirect financial interest in the Rule 12b-1 Plan, the Agreement or any related agreement or by a majority vote of the outstanding shares of the Fund, voting separately by class, or (b) by the Principal Underwriter. To terminate the Agreement, either party must give the other party 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior written notice to the Principal Underwriter. The Rule 12b-1 Plan will terminate automatically in the event of its assignment.

TRANSFER AGENCY AGREEMENT

    Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Investment Adviser, receives a transfer agency fee per account holder for each of the Class A shares, Class B shares and Class C shares of the Portfolio, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency fee with respect to the Class A shares or Class C shares, reflecting the additional costs associated with the Class B contingent deferred sales charge. For the fiscal year ended June 30, 1995, the Fund paid Alliance Fund Services, Inc. $1,129,663 for transfer agency services.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

    The following information supplements that set forth in the Portfolio's Prospectus under the headings "Purchase and Sale of Shares--How To Buy Shares, How To Sell Shares, and Shareholder
Services."

GENERAL

    Shares of the Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Portfolio are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Portfolio offers an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Portfolio's shares may receive differing compensation for selling Class A, Class B or Class C shares.

    Investors may purchase shares of the Portfolio in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

    The public offering price of shares of the Portfolio is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor and the amount of the purchase, as shown in the table below under "Initial Sales Charge Alternative -- Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in the Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value.

    The Fund will accept unconditional orders for shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by

Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

    Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

    In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Portfolio. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Portfolio. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Portfolio issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and, in the case of Class B shares, higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

    The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. In addition, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a three-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

    Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

    The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

    During the Fund's fiscal periods ended June 30, 1995, 1994 and 1993, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio in each year was $1,895,104, $4,514,499 and $3,678,200, respectively, and of that amount, the Principal Underwriter received amounts of $68,408, $98,340 and $30,676, respectively, representing that portion of the Class A sales charges paid on Class A shares of the Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal period ended June 30, 1995, the Principal Underwriter received $2,043,087 in contingent deferred sales charges from the redemption of Class B shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                      Initial Sales Charge

                                                     Discount or
                                                     Commission
                                     As % of         to Dealers
                         As % of     the             or Agents
                         Net         Public          As % of
Amount of                Amount      Offering        Offering
Purchase                 Invested    Price           Price
__________________       __________  __________      ___________

Less than
   $100,000.......         4.44%       4.25%           4.00%
$100,000 but
    less than
    250,000 ......         3.36        3.25            3.00
250,000 but
    less than
    500,000.......         2.30        2.25            2.00
500,000 but
    less than
    1,000,000*....         1.78        1.75            1.50
____________________

*There is no initial sales charge on transactions of $1,000,000 or more.

    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and Class B shares, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Investment Adviser may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

    No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. The Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

    Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Portfolio aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Portfolio on June 30, 1995.

         Net Asset Value per Class A Share
            at June 30, 1995                     $ 7.96

         Per Share Sales Charge - 4.25%
            of offering price   (4.44%              .35
            of net asset value per share)        ______

         Class A Per Share Offering Price
            to the Public                        $ 8.31
                                                 ======


    An investor choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which an investor may pay a reduced initial sales charge or no initial sales charge are described below.

    COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund II
  -Arizona Portfolio

  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -The Alliance Growth Fund
  -The Alliance Conservative Investors Fund
  -The Alliance Growth Investors Fund
  -The Alliance Short-Term U.S. Government Fund
  -The Alliance Strategic Balanced Fund

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

    CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

    (i)    the investor's current purchase;

    (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

    (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

    For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000, purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

    STATEMENT OF INTENTION. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Portfolio or any other Alliance Mutual Fund, to qualify for the 3.25% initial sales charge on the total amount being invested (the initial sales charge applicable to an investment of $100,000).

    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of the Portfolio subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

    CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolio or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of the Portfolio will be that normally applicable, under the schedule of the initial sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period, and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

    REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A shares of the Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

    SALES AT NET ASSET VALUE. The Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors, including: (i) investment advisory clients of the Investment Adviser or its affiliates;
(ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Investment Adviser; present or retired full-time employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pension or profit-sharing plans

(including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

    Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

    CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

    To illustrate, assume that on or after May 1, 1992 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

    The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.



                                     Contingent Deferred
                                    Sales Charge as a % of
                               Dollar Amount Subject to Charge
                             Shares Purchased    Shares Purchased
      Year                        before            On or After
 Since Purchase                 May 1, 1992         May 1, 1992
 ______________              ________________    ________________
     First                         4.75%               3.0%
     Second                        3.75%               2.0%
     Third                         2.75%               1.0%
     Fourth                        1.75%               None
     Fifth                          .75%               None
     Sixth                         None                None

    In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, in the case of Class B shares purchased on or after May 1, 1992, that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of Class B shares held for over two years and third of Class A shares that are subject to a contingent deferred sales charge held shortest during the one-year period during which such shares are subject to the sales charge. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

    The contingent deferred sales charges on Class A and Class B shares are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-

1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

    CONVERSION FEATURE. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

    For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Portfolio's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

ASSET-BASED SALES CHARGE ALTERNATIVE--CLASS C SHARES

    Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

    The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Share--How to Sell Shares."

REDEMPTION

    Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange (the "Exchange") is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

    Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A shares and Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

    To redeem shares of the Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Requests for redemption of shares for which no stock certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

    TELEPHONE REDEMPTION BY CHECK. Except as noted below, each Portfolio shareholder is eligible to request redemption, once in any 30-day period, of Portfolio shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

    GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Investment Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

REPURCHASE

    The Portfolio may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares and Class B shares). Normally, if shares of the Portfolio are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

    The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

    The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Shares --Shareholder Services."

SHAREHOLDER SERVICES APPLICABLE TO ALL THREE CLASSES

AUTOMATIC INVESTMENT PROGRAM

    Investors may purchase shares of the Portfolio through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

    Class A shareholders of the Portfolio can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares and for shares of Alliance World Income Trust, Inc. without the payment of any sales or service charges. For purposes of applying applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares
have been held.   Prospectuses for each Alliance Mutual Fund may
be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois,
(800) 227-4170.

    Class B shareholders of the Portfolio can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held. After an exchange, new Class B shares will automatically convert into Class A shares in accordance with the conversion schedule applicable to the Alliance Mutual Fund
Class B shares originally purchased for cash, and when redemption occurs, the contingent deferred sales charge schedule applicable to the Class B shares originally purchased for cash is applied.

    Class C shareholders of the Portfolio can exchange their Class C shares for Class C shares of any other Alliance Mutual
Fund that offers Class C shares.

    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

    Each Portfolio shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus.
Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

    Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

    Neither the Alliance Funds nor the Investment Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

    The Portfolio may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Portfolio has available forms of such plans pursuant to which investments can be made in the Portfolio and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Prospectus, or write to:

                           Alliance Fund Services, Inc.
                           Retirement Plans
                           P.O. Box 1520
                           Secaucus, N.J.  07096-1520

    INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Portfolio is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

    EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

    If the aggregate net asset value of shares of the Alliance Mutual Funds held by the qualified plan reaches $5 million on or before December 15 in any year, all Class B shares and C shares of the Portfolio held by such plan can be exchanged, without any sales charge, for Class A shares of such Portfolio.

    SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

    403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation, minimum $25 per pay period, may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Portfolio.

    Distributions from retirement plans are subject to certain
Code requirements in addition to normal redemption procedures.
For additional information please contact Alliance Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

    GENERAL. Any shareholder who owns or purchases shares of the Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

    Shares of the Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

    CLASS B CDSC WAIVER FOR SHARES ACQUIRED AFTER JULY 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge. Class B shares acquired after July 1, 1995 that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

DIVIDEND DIRECTION PLAN

    A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Portfolio account, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

STATEMENTS AND REPORTS

    Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

SHAREHOLDER SERVICES APPLICABLE TO
CLASS A AND CLASS C SHAREHOLDERS ONLY

CHECKWRITING

    A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Portfolio by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Portfolio and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

    When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

    The net asset value of shares of the Portfolio on which the subscription and redemption prices are based is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange next following receipt of a purchase or redemption order (and on any other day on which trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares) and, is the quotient obtained by dividing the value of the net assets of the Portfolio (i.e., the value of the securities and other assets of the Portfolio, less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of the Portfolio outstanding. For purposes of this computation, portfolio securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected in the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the quoted bid price thereof at the close of the Exchange on such day. If no bid is quoted on such day, then the securities are valued at the mean of the bid and asked prices at the close of the Exchange on the day such valuation is made as obtained from two dealers regularly making a market in such security, except that where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer.

    Securities not listed on the Exchange but listed on other national securities exchanges are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded over-the-counter, including listed debt securities whose primary market is believed by the Fund's management to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on the days such valuation is made as obtained from two dealers regularly making a market in such securities, except that where a bid and asked price can be obtained from only one such dealer, such securities are valued at the mean of the bid and asked price obtained from such dealer. Securities for which no bid and asked price quotations are readily available are valued by such methods as the Directors of the Fund determine in good faith to reflect the fair market value thereof. Restricted securities and all other assets of the Portfolio are valued in such manner as the

Directors of the Fund in good faith deem appropriate to reflect fair market value thereof.

    The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Commission.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

    Subject to the general supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

    The Investment Adviser makes the decisions for the Portfolio and determines the broker or dealer to be used in each specific transaction. Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Investment Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Investment Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

    The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Investment Adviser. Such services may be used by the Investment Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Investment Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker.

    No transactions for the Portfolio are executed through any broker or dealer affiliated with the Fund's Investment Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Investment Adviser. During the fiscal years ended June 30, 1993, 1994 and 1995, the Portfolio incurred no brokerage commissions.

________________________________________________________________

                              TAXES
________________________________________________________________

    The Fund advises the Portfolio's shareholders annually as to the Federal income tax status of dividends and distributions made to a Portfolio's shareholders during each calendar year.

    Since the Portfolio expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Portfolio's dividends or distributions will qualify for the dividends-received deduction for corporations.

    Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described in the Prospectus. All dividends and distributions will be made to shareholders of the Portfolio solely from assets of the Portfolio.

    A dividend or capital gains distribution with respect to shares of the Portfolio held by a tax-deferred or qualified retirement plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

    ZERO COUPON TREASURY SECURITIES. Under current federal tax law, the Portfolio will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Accordingly, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions will be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

    STRIPPED MORTGAGE-RELATED SECURITIES. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Portfolio) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class' stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the Portfolio's income as a result of these rules will have been accrued and not actually paid, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received, with possible results as described above.

    Code section 1272(a)(6) does not apply to interest-only SMRS. Under proposed regulations governing contingent payment obligations such as interest-only classes, interest payments made prior to maturity on such a class would be treated as payments of interest to the extent that interest has been deemed to accrue on the class' issue price, and then as payments of principal. Interest payments made at maturity would be treated as payments of principal to the extent of the "outstanding principal balance" of the class, and then as payments of interest to the extent of any excess.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

CAPITALIZATION

    The authorized capital stock of the Fund consists solely of 950,000,000 shares of Common Stock having a par value of $.001 per share. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. Shares of both Portfolios vote for the election of Directors and on any other matter that affects both Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

    The authorized capital stock of the Fund consists solely of 950,000,000 shares of Common Stock having a par value of $.001 per share. The authorized capital stock of the Portfolio currently consists of 200,000,000 shares of Class A Common Stock, $.001 par value, 200,000,000 shares of Class B Common Stock, $.001 par value, and 200,000,000 shares of Class C Common Stock, $.001 par value. Class A, Class B and Class C shares each represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each class and transfer agency expenses of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 distribution plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by class. The Fund has received an order from the Commission permitting issuance and sale of the three classes of shares representing interests in the Portfolio. The issuance and sale of any additional classes will require an additional order from the Commission.

    There is no assurance that such exemptive relief would be granted. The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B and Class C Common Stock.

    The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner.

    Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

    As of the close of business on October 13, l995, there were 173,117,470 shares of common stock of the Portfolio outstanding. Of this amount, 56,652,389 shares were Class A shares, 94,793,529 shares were Class B shares and 21,671,552 shares were Class C shares. To the knowledge of the Portfolio, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 13, 1995:

                             No of        % of     % of     % of
Name and Address             Shares     Class A  Class B  Class C
________________             ______     _______  _______  _______

Merrill Lynch                3,387,545   5.98%
Mutual Fund Operations
4800 Deer Lake Dr. East,
   3rd Floor
Jacksonville, FL  32244-6486

Merrill Lynch                21,027,100           22.18%
Mutual Fund Operations
4800 Deer Lake Dr. East,
   3rd Floor
Jacksonville, FL  32244-6486

Merrill Lynch                13,547,873                   62.51%
Mutual Fund Operations
4800 Deer Lake Dr. East,
   3rd Floor
Jacksonville, FL  32244-6486

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Portfolio. Alliance Fund Distributors, Inc. is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

COUNSEL

         Legal matters in connection with the issuance of the shares of common stock of the Portfolio offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York, 10019, have been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

    From time to time, the Portfolio advertises its "yield," "actual distribution rate" and "total return." The Portfolio will compute its yield, actual distribution rate and total return separately for Class A, Class B and Class C. The Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is compounded separately for Class A, Class B and Class C shares. Advertisements of the Portfolio's total return disclose the Portfolio's average annual compounded total return for its most recently completed one- and five-year periods (or the period since the Portfolio's inception). The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of the Portfolio's shares is assumed to have been paid.

         The yield for the month ended June 30, 1995 for the Class A shares of the Portfolio was 6.74%, for Class B shares was 6.32% and for Class C shares was 6.33%. The actual distribution rate for such period for the Portfolio for Class A shares was 7.00%, for Class B shares was 6.60% and for Class C shares was 6.60%. The Portfolio's average annual total return for the one-year period ended June 30, 1995 was 5.65%, for the five-year period ended June 30, 1995 was 7.54% and for the ten-year period ended June 30, 1995 was 7.56% for Class A shares of the Portfolio; the average annual total return for the one year ended June 30, 1995 was 6.52% and for the period September 30, 1991 (commencement of distribution) through June 30, 1995, was 6.67% for Class B shares of the Portfolio; and the average annual total return for the one-year period ended June 30, 1995, was 9.67% and for the period May 3, 1993 (commencement of distribution) through June 30, 1995 was 4.02% for Class C shares of the Portfolio.

         Yield and total return are computed separately for the Portfolio's Class A, Class B and Class C shares. The Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by the Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing the Portfolio's performance and such information may provide a basis for comparison with other investments. Such other investments may include certificates of deposit, money market funds and corporate debt securities. However, an investor should know that investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, the Portfolio's shares are not insured or guaranteed by the U.S. Government. In comparison, certificates of deposit are guaranteed and pay a fixed rate of return; money market funds seek a stable net asset value; and corporate debt securities may provide a higher yield than those available from the Portfolio.

         Advertisements quoting performance rankings or ratings of the Fund's Portfolio as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record payments of income dividends by the Portfolio may also from time to time be sent to investors or placed in newspapers and magazines, such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Portfolio has been ranked by Lipper in the category known as "U.S. Government bond funds".

         In addition, Lipper has ranked the Portfolio #130 for Class A shares, #126 for Class B shares and #126 for Class C shares out of 164 U.S. Government bond funds for the period ended September 30, 1995. The Morningstar ratings and the Lipper rankings may be used in advertisements and sales literature relating to such Portfolio.

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.






































                               56
00250123.AI0

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
                                        (000)        VALUE
------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-99.3%
U.S. TREASURY SECURITIES-46.8%
U.S. TREASURY BONDS-33.7%
  7.125%, 2/15/23                    $ 32,300    $34,030,957
  7.625%, 2/15/25                      24,000     27,104,880
  11.25%, 2/15/15                      20,000     30,006,200
  13.375%, 8/15/01                     10,000     13,709,400
  14.00%, 11/15/11                    233,100    374,197,761
                                                 479,049,198

U.S. TREASURY NOTES-9.1%
  5.875%, 2/15/04                      13,000     12,681,110
  9.25%, 1/15/96                       44,000     44,783,640
  9.375%, 4/15/96                      69,600     71,525,136
                                                 128,989,886

U.S. TREASURY STRIP-4.0%
  Zero coupon, 5/15/14                204,000     56,367,240
Total U.S. Treasury Securities
  (cost $649,652,948)                            664,406,324

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-39.1%
Construction Loan
  7.50%, 8/15/95                        6,300      6,205,500

Mobile Homes
  8.00%, 10/15/12                         384        394,304
  8.25%, 6/15/05-9/15/12                1,961      2,021,088
  8.50%, 5/15/08-1/15/12                1,381      1,441,135
  8.75%, 11/15/00-1/15/12               6,098      6,390,363
  9.00%, 10/15/11-1/15/12               1,724      1,822,267
  9.25%, 3/15/05-2/15/10                  475        503,258
  9.50%, 2/15/05                          296        315,045
  9.75%, 5/15/99-1/15/13                9,845     10,489,969
  10.00%, 8/15/02-6/15/05                 855        914,486
  10.25%, 4/15/98-6/15/13               8,684      9,350,136
  11.25%, 3/15/98-5/15/98                  57         61,358
                                                  33,703,409

Project Loans
  7.00%, 1/15/96-3/15/35             $ 23,732    $22,879,280
  7.05%, 9/15/25                        7,111      6,855,816
  7.50%, 2/15/23-2/15/29                3,231      3,182,954
  7.55%, 3/15/28                        4,493      4,425,808
  7.625%, 9/15/28                       3,349      3,298,651
  7.75%, 4/15/28-6/15/28               22,605     22,675,522
  7.80%, 11/15/34                      15,143     15,459,922
  8.00%, 4/15/23-2/15/34               23,806     24,133,054
  8.125%, 10/15/29                     27,448     27,825,894
  8.375%, 1/15/30-7/15/32              15,605     15,932,184
  8.43%, 7/15/27                        4,949      5,099,307
  8.50%, 11/15/12-7/15/32              50,440     51,984,456
  8.75%, 1/15/33                        2,518      2,609,974
  9.00%, 4/15/29-5/15/35                8,163      8,473,431
  9.25%, 4/15/32                        6,991      7,291,802
  9.50%, 8/15/31                       10,330     10,871,147
  10.50%, 8/15/29                       5,804      6,477,207
  10.75%, 5/15/28                       5,007      5,610,262
                                                 245,086,671

Single Family Homes
  7.50%, 7/16/24                       23,500     23,118,125
  8.00%, 8/15/22-1/15/24               55,467     56,784,199
  8.50%, 1/15/17-9/15/24               15,380     15,965,845
  9.00%, 7/15/20-4/15/25              149,565    156,891,586
  10.00%, 1/15/25                      15,813     17,210,934
  11.00%, 8/15/15-9/15/19                 371        411,819
                                                 270,382,508

Total Government National Mortgage
  Association (cost $552,195,863)                555,378,088


5


PORTFOLIO OF INVESTMENTS (CONT.)   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
                                        (000)        VALUE
------------------------------------------------------------
FEDERAL AGENCY SECURITIES-8.6%
Federal Housing Authority
  11.93%, 1/01/29                     $ 7,939     $8,137,109
Financial Assistance Corp.
  9.45%, 11/21/03                      26,000     28,475,200
  9.50%, 4/16/04                       31,506     34,842,485
Small Business Administration
  BS92-1E (I/O) FRN
  9.75%, 4/15/17 (a)(b)                21,390     22,433,465
  BS93-2A (I/O) FRN
  8.40%, 3/15/18 (a)(b)                15,398     16,766,560
  BS93-5A (I/O) FRN
  7.00%, 6/15/18 (a)(b)                12,481     11,903,629
Total Federal Agency Securities
  (cost $125,336,965)                            122,558,448

COLLATERALIZED MORTGAGE OBLIGATIONS-4.8%
Vendee Mortgage Trust
  1992-2 FRN
  10.00%, 9/15/22 (I/O)(a)             10,953      8,706,702
  1992-2E FRN
  7.00%, 2/15/17                      $23,374    $23,147,506
  1993-1 FRN
  10.00%, 2/15/23 (I/O)(a)             11,126      9,742,345
  1993-2 FRN
  9.50%, 6/15/23 (I/O)(a)               8,303      6,561,016
  1993-3 FRN
  10.29%, 10/15/23 (I/O)(a)            12,985     10,964,109
  1994-1 FRN
  9.00%, 2/15/24 (I/O)(a)               5,101      4,919,388
  1995-1C FRN
  13.16%, 2/15/25 (I/O)(a)              5,062      4,078,151
Total Collateralized Mortgage
  Obligations (cost $76,069,330)                  68,119,217

TOTAL INVESTMENTS-99.3%
  (cost $1,403,255,106)                       $1,410,462,077
Other assets less liabilities-0.7%                 9,243,594

NET ASSETS-100%                               $1,419,705,671

(a) Interest rate represents yield to maturity, and principal amount represents amortized cost.

(b)  Illiquid security (see Notes A & F).

     Glossary of Terms:
     FRN - Floting rate note.
     I/O - Interest only.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $1,403,255,106)     $1,410,462,077
  Cash                                                               2,765,615
  Receivable for investment securities sold                         28,606,529
  Interest receivable                                               16,497,867
  Receivable for capital stock sold                                  1,689,500
  Prepaid expenses and other assets                                     75,671
  Total assets                                                   1,460,097,259

LIABILITIES
  Payable for investment securities purchased                       30,313,324
  Dividends payable                                                  5,322,084
  Payable for capital stock redeemed                                 2,322,618
  Advisory fee payable                                               1,899,631
  Distribution fee payable                                             120,554
  Accrued expenses                                                     413,377
  Total liabilities                                                 40,391,588

NET ASSETS                                                      $1,419,705,671

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      178,353
  Additional paid-in capital                                     1,582,625,600
  Distributions in excess of net investment income                  (1,087,945)
  Accumulated net realized loss                                   (169,217,308)
  Net unrealized appreciation of investments                         7,206,971
                                                                $1,419,705,671

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($463,659,926 /
    58,247,102 shares of capital stock issued and outstanding)          $ 7.96
  Sales charge-4.25% of public offering price                              .35
  Maximum offering price                                                $ 8.31

  CLASS B SHARES
  Net asset value and offering price per share ($774,097,691 /
    97,250,041 shares of capital stock issued and outstanding)          $ 7.96

  CLASS C SHARES
  Net asset value, redemption and offering price per share
    ($181,948,054 / 22,855,890 shares of capital stock issued
    and outstanding)                                                    $ 7.96


See notes to financial statements.

7


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1995           ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                        $129,279,543

EXPENSES
  Advisory fee                                       $7,422,436
  Distribution fee - Class A                          1,367,963
  Distribution fee - Class B                          7,380,145
  Distribution fee - Class C                          1,985,768
  Transfer agency                                     1,701,719
  Registration                                          187,060
  Administrative                                        146,519
  Custodian                                             141,989
  Printing                                              115,603
  Audit and legal                                        78,273
  Taxes                                                  48,294
  Directors' fees                                        15,123
  Miscellaneous                                          56,527
  Total expenses                                                    20,647,419
  Net investment income                                            108,632,124

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                 (64,741,614)
  Net change in unrealized depreciation of investments              87,484,438
  Net gain on investments                                           22,742,824

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $131,374,948


See notes to financial statements.


8


STATEMENT OF CHANGES
IN NET ASSETS                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

                                                   YEAR ENDED       YEAR ENDED
                                                 JUNE 30, 1995    JUNE 30, 1994
                                                --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $108,632,124     $108,609,389
  Net realized loss on investments                (64,741,614)     (62,573,582)
  Net change in unrealized appreciation
    (depreciation) of investments                  87,484,438      (92,105,470)
  Net increase (decrease) in net assets
    from operations                               131,374,948      (46,069,663)

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
  Class A                                         (38,253,548)     (40,491,765)
  Class B                                         (56,201,323)     (51,587,050)
  Class C                                         (15,168,018)     (16,448,913)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                         (72,782,075)     477,136,349
  Total increase (decrease)                       (51,030,016)     322,538,958

NET ASSETS
  Beginning of year                             1,470,735,687    1,148,196,729
  End of year                                  $1,419,705,671   $1,470,735,687


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1995                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open end management investment company. The Fund, which is a Maryland corporation operates as a series company currently comprised of two portfolios: Corporate Bond Portfolio and U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the U.S. Government Portfolio (the 'Portfo1io') only. The Portfolio offers three classes of shares; Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities for which bid and asked price quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The portfolio accretes original issue discount as adjustments to income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the investment advisory agreement, the Portfolio pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee equal to .60 of 1% of the first $500 million, and .50 of 1% in excess of $500 million on an annualized basis, of its net assets at the end of each quarter. The Adviser has agreed to reimburse the Portfolio pursuant to the securities laws of certain states to the extent its aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net


10


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

assets in excess of $100 million. No such reimbursement was required for the year ended June 30, 1995. Pursuant to the advisory agreement the Portfolio paid $146,519 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1995.

The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,129,663 for the year ended June 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $68,408 from the sale of Class A shares and $2,043,087 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended June 30, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to the Class A shares and 1% of the Portfolio's average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $13,511,108, and $2,224,264 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods, so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments), aggregated $2,720,103,592 and $2,817,030,800, respectively, for year ended June 30, 1995. At June 30, 1995, the cost of securities for federal income tax purposes was $1,406,072,147. Accordingly, gross unrealized appreciation of investments was $26,593,927 and gross unrealized depreciation of investments was $22,203,997, resulting in net unrealized appreciation of $4,389,930. For federal income tax purposes, the Portfolio had a capital loss carryforward at June 30, 1995 of approximately $111,119,347 of which $19,845,081 expires in 1998, $8,257,319 in 1999, and $83,016,947 in 2003.


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                        ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK
There are 600,000,000 shares of $.001 par value capital stock authorized, for the Portfolio of which 200,000,000 shares are designated for Class A, Class B and Class C shares, respectively. Transactions in capital stock were as follows:

                                 SHARES                       AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                          JUNE 30,      JUNE 30,       JUNE 30,       JUNE 30,
                            1995          1994           1995           1994
                       ------------  ------------  -------------  -------------
CLASS A
Shares sold              9,001,368    11,274,893    $69,178,564    $95,684,533
Shares issued in
  reinvestment of
  dividends              2,226,877     2,421,056     17,158,946     20,303,561
Shares issued in
  connection with the
  acquisition of the
  Equitable Government
  Securities Fund               -0-      698,394             -0-     5,976,599
Shares redeemed        (14,571,760)  (13,901,306)  (112,341,061)  (117,389,120)
Net increase(decrease)  (3,343,515)      493,037   $(26,003,551)  $  4,575,573

CLASS B
Shares sold             25,073,085    46,811,290   $192,424,585   $398,854,640
Shares issued in
  reinvestment of
  dividends              2,907,922     3,240,130     22,420,168     27,132,335
Shares issued in
  connection with the
  acquisition of the
  Equitable Government
  Securities Fund               -0-    2,472,984             -0-    21,318,288
Shares redeemed        (27,250,780)  (19,937,249)  (209,527,642)  (166,259,442)
Net increase               730,227    32,587,155   $  5,317,111   $281,045,821

CLASS C
Shares sold              6,046,572    47,418,974   $ 46,423,819   $407,386,564
Shares issued in
  reinvestment of
  dividends                836,828     1,327,359      6,463,373     11,125,450
Shares redeemed        (13,632,303)  (26,983,500)  (104,982,827)  (226,997,059)
Net increase(decrease)  (6,748,903)   21,762,833   $(52,095,635)  $191,514,955


12


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

NOTE F: ILLIQUID SECURITIES

                                  DATE
SECURITY                        ACQUIRED       COST
--------                        --------    -----------
Small Business Administration
  BS92-IE (I/O)
  9.75%, 4/15/17 FRN             5/07/92    $21,389,656
  BS93-2A (I/O)
  8.40%, 3/15/18 FRN             1/28/93     15,397,933
  BS93-5A (I/O)
  7.00%, 6/15/18 FRN             1/26/94     12,481,219
                                            $49,268,808


The securities shown above are illiquid and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at June 30, 1995 aggregated $51,103,654, representing 3.6% of net assets.

NOTE G: ACQUISITION OF EQUITABLE GOVERNMENT SECURITIES FUND
On August 27, 1993, the Portfolio acquired all the net assets of The Equitable Government Securities Fund ("Government Securities") pursuant to a plan of reorganization approved by the Government Securities shareholders on August 20, 1993. The acquisition was accomplished by a tax-free exchange of 3,171,378 shares of the Portfolio for 2,757,070 shares of Government Securities on August 27, 1993. The aggregate net assets of the Portfolio and Government Securities immediately before the acquisition were $1,349,787,767 and $27,718,855 (including unrealized appreciation of $423,968), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $1,377,506,622.


13


FINANCIAL HIGHLIGHTS               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                             -------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                             -------------------------------------------------------------
                                                 1995         1994         1993         1992         1991
                                             ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of year              $7.84        $8.64        $8.34        $8.01        $8.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .64          .65          .69          .70          .81
Net realized and unrealized
  gain (loss)on investments                       .13         (.80)         .29          .35         (.11)
Net increase (decrease) in net asset
  value from operations                           .77         (.15)         .98         1.05          .70

LESS: DISTRIBUTIONS
Dividends from net investment income             (.65)        (.65)        (.68)        (.72)        (.83)
Net asset value, end of year                    $7.96        $7.84        $8.64        $8.34        $8.01

TOTAL RETURN
Total investment return based on net
  asset value (a)                               10.37%       (1.93)%      12.23%       13.52%        8.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (000's omitted)                            $463,660     $482,595     $527,968     $492,448     $491,910
Ratio of expenses to average net assets          1.01%        1.02%        1.10%        1.12%        1.07%
Ratio of net investment income
  to average net assets                          8.27%        7.76%        8.04%        8.43%       10.02%
Portfolio turnover rate                           190%         188%         386%         418%         402%


See footnote summary on page 16.


14


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      CLASS B
                                    -------------------------------------------
                                           YEAR ENDED JUNE 30,        SEPT. 30,
                                    -------------------------------   1991** TO
                                       1995       1994       1993  JUNE 30,1992
                                    ---------  ---------  ---------  ----------
Net asset value, beginning of period   $7.84      $8.64      $8.34      $8.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .58        .59        .62        .49
Net realized and unrealized
  gain (loss) on investments             .13       (.80)       .30        .09
Net increase (decrease) in net
  asset value from operations            .71       (.21)       .92        .58

LESS: DISTRIBUTIONS
Dividends from net investment income    (.59)      (.59)      (.62)      (.49)
Net asset value, end of period         $7.96      $7.84      $8.64      $8.34

TOTAL RETURN
Total investment return based
  on net asset value (a)                9.52%     (2.63)%    11.45%      6.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $774,097   $756,282   $552,471    $32,227
Ratio of expenses to
  average net assets                    1.72%      1.72%      1.81%      1.80%*
Ratio of net investment income
  to average net assets                 7.57%      7.04%      7.25%      7.40%*
Portfolio turnover rate                  190%       188%       386%       418%


See footnote summary on page 16.


15


FINANCIAL HIGHLIGHTS (CONTINUED)   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          CLASS C
                                             ----------------------------------
                                              YEAR ENDED JUNE 30,  MAY 3,1993**
                                             ---------------------      TO
                                                1995        1994   JUNE 30,1993
                                             ---------   ---------   ----------
Net asset value, beginning of period            $7.83       $8.64       $8.56

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .58         .59         .10
Net realized and unrealized
  gain (loss) on investments                      .14        (.81)        .08
Net increase (decrease) in net asset
  value from operations                           .72        (.22)        .18

LESS: DISTRIBUTIONS
Dividends from net investment income             (.59)       (.59)       (.10)
Net asset value, end of period                  $7.96       $7.83       $8.64

TOTAL RETURN
Total investment return based on net
  asset value (a)                                9.67%      (2.75)%      2.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $181,948    $231,859     $67,757
Ratio of expenses to average net assets          1.71%       1.70%       1.80%*
Ratio of net investment income
  to average net assets                          7.59%       6.97%       6.00%*
Portfolio turnover rate                           190%        188%        386%


 *   Annualized.
**   Commencement of distribution.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


16


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

TO THE SHAREHOLDER AND BOARD OF DIRECTORS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund U.S. Government Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.) including the portfolio of investments, as of June 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund U.S. Government Portfolio at June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


Ernst & Young LLP
New York, New York
August 11, 1995